UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21317

Stadion Investment Trust

(Exact name of registrant as specified in charter)

1061 Cliff Dawson Road, Watkinsville, Georgia 30677

(Address of principal executive offices)(Zip code)

Michael Isaac

1061 Cliff Dawson Road, Watkinsville, Georgia 30677

(Name and address of agent for service)

Registrant's telephone number, including area code: (706) 583-5207

Date of fiscal year end: May 31

Date of reporting period: June 1, 2020 through May 31, 2021

Item 1.	Reports to Stockholders.

(As a result of a reorganization that was completed after the close of business on June 11, 2021, the Stadion Tactical Growth Fund, the Stadion Tactical Defensive Fund, and the Stadion Trilogy Alternative Return Fund (the “Reorganized Funds”) are now the North Square Tactical Growth Fund, the North Square Tactical Defensive Fund, and the North Square Trilogy Alternative Return Fund, respectively.) For any additional information on the Funds please contact the Funds’ Transfer Agent at 855-551-5521.

ANNUAL REPORT

May 31, 2021

STADION TACTICAL GROWTH FUND

STADION TACTICAL DEFENSIVE FUND

STADION TRILOGY ALTERNATIVE RETURN FUND

TABLE OF CONTENTS

Letter to Shareholders	1
Performance Information	4
Disclosure of Fund Expenses	10
Schedules of Investments	12
Statements of Assets and Liabilities	17
Statements of Operations	18
Statements of Changes in Net Assets	19
Financial Highlights	21
Notes to Financial Statements	30
Report of Independent Registered Public Accounting Firm	40
Results of Special Meeting of Shareholders	41
Additional Information	42
Board of Trustees and Executive Officers	43
Approval of Investment Advisory Agreements	45

As of January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Stadion Funds’ website at www.northsquareinvest.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may, notwithstanding the availability of shareholder reports online, elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call 1-855-551-5521 to let the Fund know you wish to continue receiving paper copies of your shareholder reports.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at www.northsquareinvest.com.

Stadion Investment Trust	Letter to Shareholders

May 31, 2021 (Unaudited)

As a result of a reorganization that was completed after the close of business on June 11, 2021, the Stadion Tactical Growth Fund, the Stadion Tactical Defensive Fund, and the Stadion Trilogy Alternative Return Fund (the “Reorganized Funds”) are now the North Square Tactical Growth Fund, the North Square Tactical Defensive Fund, and the North Square Trilogy Alternative Return Fund, respectively. For any additional information on the Funds please contact the Funds' Transfer Agent at 855-551-5521. The commentary that follows is for the 12 months ended May 31, 2021.

Dear Stadion Shareholder,

We are pleased to present the Stadion Funds Annual Report through May 31, 2021, including an overview and discussion of market conditions intended to add context to the purpose and results of our investment approach.

12 Month Equity Market Overview:

Equity markets continued their post COVID rebound. From May 2020 through May 2021, markets roared back led by technology and companies that benefited from the new way of working remotely and new consumer behaviors. Despite some pre-election volatility during September and October of 2020, stocks worked their way beyond pre-Covid highs. For the twelve-month period ending May 31, 2021, the S&P 500 was up 40.3% on a total return basis. The technology heavy NASDAQ Composite Index was up 46.01%, and the Dow Jones Industrial Average Index increased 38.79% on a total return basis. Small-cap stocks have been on a nice run since November 2020. For the twelve-month period ending May 31, 2021, the Small-Cap Index of the Russell 2000 is up 64.54% counting dividends. Global stocks were slower to join the rebound but have since provided international investors with some nice returns. Over the same reporting period that saw a huge recovery for U.S. equities, the MSCI EAFE Net Total Return Index gained 39.16% and the MSCI Emerging Markets Net Total Return Index climbed 51.47%.

Stadion’s Two Tactical Equity Portfolios

The twin hallmarks of Stadion’s tactical equity line-up are their varying degrees of risk management and their ability to diversify across markets. Stadion’s Tactical Growth Fund (“Growth Fund”) offers growth orientation while maintaining a defensive bias. For additional risk mitigation, Stadion’s Tactical Defensive Fund (“Defensive Fund”) provides persistent market exposure but seeks to manage risk with significant and timely reductions in equity exposure.

Stadion’s Alternative Portfolio

Stadion’s Trilogy Alternative Return Fund (“Trilogy Fund”) is an absolute return strategy designed to be market-direction agnostic over the course of a year.

Stadion Tactical Growth Fund

The Tactical Growth Fund follows a rules-based, disciplined, proprietary model that quantitatively ranks—according to risk-adjusted return—all actively traded Exchange Traded Funds (“ETFs”) that pass our initial fundamental review. The holdings of the Tactical Growth Fund are adjusted so that ETFs showing strength in the model are purchased and held, while those showing weakness are sold or simply not considered for purchase. The goal of the Tactical Growth Fund’s investment process is to produce long-term market-like returns but carry below-market risk exposure.

The Tactical Growth Fund's risk-management component is differentiated from similar aspects of Stadion's trend-following strategies. During turbulent market conditions, the Tactical Growth model's intention is to allocate a portion of the portfolio to defensive and non-correlated assets instead of reducing market exposure by exiting to cash.

For the year ending May 31, 2021, the Tactical Growth Fund – Class I returned 28.53%. The fund’s benchmark, the Morningstar Moderately Aggressive Target Risk Index returned 34.76%. The widely watched and referenced S&P 500 Index gained 40.30%. After de-risking in early 2020, the Fund followed its process and continued to add equity and risk positions in the summer of 2020. This initial defensive posture caused some lag vs the fund’s benchmark. Our model guided us to bring our equity exposure back up to approximately three-quarters of the portfolio. The big change was our move from Growth to Value. Our U.S. equity value positions now total more than 25% of the portfolio and our lone international position is also weighted towards the value style box. Tactical Growth Fund followed its process during this 12-month period and our diversified holdings helped limit the volatility of the portfolio.

Stadion Tactical Defensive Fund

The Tactical Defensive Fund seeks to focus on both longer-term cyclical trends and shorter-term intermediate trends to balance risk and return. One half of the portfolio (core) is governed by the longer-term Cyclical Trend (CT) measure and the other (satellite) by the shorter (more safety conscious) intermediate term, Dynamic Trend (DT) measure.

For the year ending May 31st, 2021, the Stadion Tactical Defensive Fund’s Class I-share gained 29.16%. This is compared to the fund’s benchmark, the Morningstar Moderate Target Risk Index, at 25.54% and the S&P 500 Index at 40.30%.

The Defensive Fund’s longer term Cyclical Trend measure was on for most of the reporting period helping the fund to capture a good part of the market’s up move over the 12 months ending May 31, 2021. Coming out of the COVID market decline, the Cyclical Trend measure was off in May 2020 but turned on in June allowing the fund to move to full equity exposure. This longer-term measure remained on for the remainder of the reporting period.

Annual Report | May 31, 2021	1

Stadion Investment Trust	Letter to Shareholders

May 31, 2021 (Unaudited)

Although the faster reacting Dynamic Trend measure flipped off and on a few times throughout the year the average equity exposure for the fund was above average allowing the fund to outpace its benchmark of the Morningstar Moderate Target Risk Index.

Stadion Trilogy Alternative Return Fund

The Stadion Trilogy Alternative Fund (“Trilogy Fund”) utilizes a multi-strategy portfolio that seeks to generate total returns, regardless of market conditions, by emphasizing lower risk and volatility than U.S. equities markets. The fund is composed of three complementary “buckets”: Collared Equity, Option Income, and Market Movement. The fund’s goal is to have two of the three buckets providing positive outcomes over a full year.

Over the last 12 months ending May 31, 2021, the Trilogy Fund I-share returned 9.98% compared to its benchmark, the HFRX Absolute Return Index, which returned 7.47%. This outperformance was a good example of two of the three buckets providing positive outcomes over a full year. The Collared Equity and Market Movement bucket performed well over the fiscal year as they were both able to participate in the market rally in which the S&P 500 Index gained 40.30% over that period. The stock holdings in the Collared Equity bucket and the long calls in the Market Movement bucket both benefited from a rising market. The Option Income bucket lagged the other two buckets as the fixed income ETF holdings and the underlying option strategy struggled over the year.

Stadion Observations and Market Outlook

Inflation concerns have begun to work their way into market sentiment, but the Federal Reserve has indicated it will not begin to taper (i.e., reduce its bond purchasing which it employs to keep interest rates low and money supply high, a practice known as Quantitative Easing) immediately. Growth with muted inflation, or a central bank that is ready to move to tamp down inflation expectations, can be nice set up for stocks. However, we are aware that not everything goes as smoothly as planned for central bank policy, so we will continue to diligently monitor the portfolios.

Thank you for entrusting your “serious money” to us. Please feel free to contact us with any questions you may have.

Subsequent Event

After the close of business on June 11, 2021 the Stadion Funds were reorganized into the North Square family of funds. The Stadion Tactical Growth, Tactical Defensive and Trilogy Alternative Return Funds have been renamed the North Square Tactical Growth Fund, North Square Tactical Defensive Fund and North Square Trilogy Alternative Return Fund, respectively.

The portfolio management team for the Stadion Funds has transitioned to managing these new North Square Funds. Brad Thompson, CFA, (previously Stadion’s chief investment officer), Paul Frank (lead portfolio manager of the Tactical Growth Fund), and Clayton Wilkin, CFA, (Portfolio Manager) continue to co-manage the Tactical Growth Fund, while Mr. Thompson and Wilkin continue to co-manage the Tactical Defensive and Trilogy Alternative Return Funds.

Sincerely,

Brad Thompson, CFA®, Portfolio Manager and previous Stadion Chief Investment Officer

Paul Frank, Portfolio Manager

Clayton Wilkin, CFA®, Portfolio Manager

Past performance is no guarantee of future results. Investments are subject to risk, and any of Stadion’s investment strategies may lose money. The investment strategies presented are not appropriate for every investor and financial advisors should review the terms and conditions and risks involved. Stadion’s actively managed portfolios may underperform during bull markets. Some information contained herein was prepared by or obtained from sources that Stadion believes to be reliable. There is no assurance that any of the target prices or other forward-looking statements mentioned will be attained. Any market prices are only indications of market values and are subject to change. The views in this report were those of the Funds’ investment adviser as of the date of this Report and may not reflect their views on the date this report is first published or anytime thereafter. These views are intended to assist shareholders in understanding their investment in the Funds and do not constitute investment advice. The Reports’ commentary, analysis, opinions, advice, and recommendations represent the personal and subjective views of the author and are subject to change at any time without notice.

One cannot invest directly in an index. Derivative instruments can be volatile and the potential loss to the Funds may exceed the Funds’ initial investment. Derivative instruments may be difficult to value and may be subject to wide swings in valuations caused by changes in the value of the underlying instrument. The use of these instruments requires special skills and knowledge of investment techniques that are different than those normally required for purchasing and selling securities. The Funds could also experience losses if they are unable to close out a position because the market for an instrument or position is or becomes illiquid.

2	www.stadionfunds.com

Stadion Investment Trust	Letter to Shareholders

May 31, 2021 (Unaudited)

The Funds’ foreign investments generally carry more risks than funds that invest strictly in U.S. assets, including currency risk, geographic risk, and emerging market risk. Risks can also result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. More information about these risks and other risks can be found in the Funds’ prospectus.

Not all investors are eligible for each share class, including I shares. Performance and expense may vary between share classes.

The S&P 500 Index is the Standard & Poor’s Composite Index of 500 stocks and is a widely recognized, unmanaged index of common stock prices.

The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market and Small Cap Stocks.

The Dow Jones Industrial Average is a price-weighted average of 30 significant stocks traded on the New York Stock Exchange.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

The term small cap describes companies with a relatively small market capitalization. Generally, this refers to a company with $300 million to $2 billion in market capitalization.

An exchange traded fund (ETF) is a type of security that involves a collection of securities—such as stocks—that often tracks an underlying index, although they can invest in any number of industry sectors or use various strategies.

A growth stock is any share in a company that is anticipated to grow at a rate significantly above the average growth for the market.

A value stock refers to shares of a company that appears to trade at a lower price relative to its fundamentals.

Quantitative Easing is a monetary policy in which a central bank purchases government securities or other securities from the market in order to increase the money supply and encourage lending and investment.

The MSCI EAFE Net Total Return Index is a market-weighted index composed of companies representative of the market structure of 21 developed market countries in Europe, Australasia, and the Far East.

The MSCI Emerging Markets Net Total Return Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

The Morningstar Target Risk Index family is designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds, and inflation-hedged instruments.

The Morningstar Moderately Aggressive Target Risk Index seeks approximately 80% global equity exposure.

The Morningstar Moderate Target Risk Index seeks approximately 60% global equity exposure.

The Hedge Fund Research (HFRX) Absolute Return Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. As a component of the optimization process, the index selects constituents which characteristically exhibit lower volatilities and lower correlations to standard directional benchmarks of equity market and hedge fund industry performance.

An option is a derivative financial instrument that specifies a contract between two parties for a future transaction on an asset at a reference price. The buyer of the option gains the right, but not the obligation, to engage in that transaction, while the seller incurs the corresponding obligation to fulfill the transaction. The price of an option derives from the difference between the reference price and the value of the underlying asset (commonly a stock, a bond, a currency, or a futures contract) plus a premium based on the time remaining until the expiration of the option.

A collar is an option strategy that limits the range of possible positive or negative returns on an underlying security to a specific range.

As a result of a reorganization that was completed after the close of business on June 11, 2021, the Stadion Tactical Growth Fund, the Stadion Tactical Defensive Fund, and the Stadion Trilogy Alternative Return Fund (the “Reorganized Funds”) are now the North Square Tactical Growth Fund, the North Square Tactical Defensive Fund, and the North Square Trilogy Alternative Return Fund, respectively. For any additional information on the Funds please contact the Funds' Transfer Agent at 855-551-5521.

An investor should consider the investment objectives, risks, charges and expenses of the Reorganized Funds carefully before investing. The prospectus contains this and other information about the Funds. A copy of the prospectus is available by calling the Funds Transfer Agent at 855-551-5521. The prospectus should be read carefully before investing.

As of May 31, 2021, the Stadion Funds are distributed by ALPS Distributors, Inc. An investment in the Funds involves risk, including loss of principal. As of June 11, 2021 Compass Distributors, LLC became the distributor for the Reorganized Funds.

Annual Report | May 31, 2021	3

Stadion Tactical Growth Fund	Performance Information

May 31, 2021 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in Stadion Tactical Growth Fund(a) and the Morningstar Moderately Aggressive Target Risk Index

Average Annual Total Returns(b)(c) (for periods ended May 31, 2021)

	1 Year	5 Year	10 Year	Since Inception
Stadion Tactical Growth Fund - A - NAV	28.28%	10.71%	8.36%	7.31%
Stadion Tactical Growth Fund - A - POP	20.91%	9.40%	7.72%	6.94%
Stadion Tactical Growth Fund - C - NAV	27.22%	9.88%	7.55%	6.50%
Stadion Tactical Growth Fund - C - CDSC	26.22%	9.88%	7.55%	6.50%
Stadion Tactical Growth Fund - I - NAV	28.53%	10.99%	8.64%	7.58%
Morningstar Moderately Aggressive Target Risk Index	34.76%	12.49%	9.18%	8.52%(d)

(a)	The line graph above represents performance of Class I shares only, which will vary from the performance of Class A and Class C shares based on the difference in sales loads and fees paid by shareholders in different classes.

(b)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns shown do include the effect of applicable sales loads.

(c)	The performance shown includes that of the predecessor Fund, the ETF Market Opportunity Fund, a series of Aviemore Trust, which was reorganized into Class I shares of the Fund, as of the close of business on March 29, 2013. Class I, Class A and Class C shares of the Fund commenced operations on May 3, 2004, April 1, 2013 and April 1, 2013, respectively. The performance shown for Class A and Class C shares for periods pre-dating the commencement of operations of those classes reflects the performance of the Fund’s Class I shares, the initial share class, calculated using the fees and expenses of Class A and Class C shares respectively and without the effect of any fee and expense limitations or waivers. If Class A and Class C shares of the Fund had been available during periods prior to April 1, 2013, the performance shown may have been different.

(d)	Represents the period from May 3, 2004 (date of original public offering of Class I shares) through May 31, 2021.

The performance information quoted above represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month end, may be obtained by calling 1-800-222-7636. An investor should consider a Fund’s investment objectives, risks, and charges and expenses carefully before investing. The Fund’s prospectus contains this and other important information. For information on the Fund’s expense ratios, please see the Financial Highlights tables found within this Report.

4	www.stadionfunds.com

Stadion Tactical Growth Fund	Performance Information

May 31, 2021 (Unaudited)

The Total Annual Fund Operating Expenses after Management Fee Waivers and Expense Reimbursements for Class A, Class C and Class I, based on the Fund prospectus dated September 28, 2020, are 1.71%, 2.46% and 1.46%, respectively. The Fund’s investment advisor, Stadion Money Management, LLC (the “Advisor”) has entered into an Expense Limitation Agreement with the Fund under which it has contractually agreed to waive Investment Advisory Fees and to assume other expenses of the Fund, if necessary, in an amount that limits annual operating expenses (exclusive of interest expense on any borrowings, taxes, brokerage commissions, extraordinary expenses, Acquired Fund Fees and Expenses and payments, if any, under a Rule 12b-1 Distribution Plan) of Class A, Class C and Class I shares to not more than 1.30% of the average daily net assets allocable to each Class of the Fund. The Expense Limitation Agreement is currently in effect until October 1, 2021. As a result of a reorganization that was completed after the close of business on June 11, 2021, the Stadion Tactical Growth Fund is now the North Square Tactical Growth Fund. The new Fund's Expense Limitation Agreement is in effect until January 19, 2023.

POP, the “Public Offering Price” (which reflects sales loads), and NAV, the “Net Asset Value” price (which does not reflect sales loads), are terms used to describe what share price was applied to Class A and/or Class C shares at the time of purchase. A CDSC (“Contingent Deferred Sales Charge”) is a redemption fee that can be applied if purchased shares are redeemed prior to a specified holding period. For additional information please consult the Fund’s Prospectus.

The Morningstar Target Risk Index family is designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments. The Morningstar Moderately Aggressive Target Risk Index seeks approximately 80% global equity exposure.

An investor may not invest directly in an index.

Diversification does not eliminate the risk of experiencing investment losses.

Information included or referred to on, or otherwise accessible through, our website is not intended to form part of or be incorporated into this report or the Fund's prospectus.

Portfolio Composition (as a % of net assets)

Annual Report | May 31, 2021	5

Stadion Tactical Defensive Fund	Performance Information

May 31, 2021 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in Stadion Tactical Defensive Fund(a) and the Morningstar Moderate Target Risk Index

Average Annual Total Returns(b)(c) (for periods ended May 31, 2021)

	1 Year	5 Year	10 Year	Since Inception
Stadion Tactical Defensive Fund - A - NAV	28.93%	8.19%	4.98%	4.48%
Stadion Tactical Defensive Fund - A - POP	21.49%	6.91%	4.36%	4.07%
Stadion Tactical Defensive Fund - C - NAV	27.98%	7.39%	4.17%	3.68%
Stadion Tactical Defensive Fund - C - CDSC	26.98%	7.39%	4.17%	3.68%
Stadion Tactical Defensive Fund - I - NAV	29.16%	8.43%	5.20%	4.65%
Morningstar Moderate Target Risk Index	25.54%	10.34%	7.83%	7.17%(d)

(a)	The line graph above represents performance of Class A shares only, which will vary from the performance of Class C and Class I shares based on the difference in sales loads and fees paid by shareholders in different classes. The change in value of the initial $10,000 investment shown for Class A shares in the line graph reflects the maximum front-end sales load of 5.75%.

(b)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns shown do include the effect of applicable sales loads.

(c)	Class A, Class C and Class I shares of the Fund commenced operations on September 15, 2006, October 1, 2009 and May 28, 2010, respectively. The performance shown for Class C and Class I shares for periods pre-dating the commencement of operations of those classes reflects the performance of the Fund’s Class A shares, the initial share class, calculated using the fees and expenses of Class C and Class I shares respectively and without the effect of any fee and expense limitations or waivers. If Class C and Class I shares of the Fund had been available during periods prior to October 1, 2009 and May 28, 2010, respectively, the performance shown may have been different.

(d)	Represents the period from September 15, 2006 (date of original public offering of Class A shares) through May 31, 2021.

The performance information quoted above represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month end, may be obtained by calling 1-800-222-7636. An investor should consider a Fund’s investment objectives, risks, and charges and expenses carefully before investing. The Fund’s prospectus contains this and other important information. For information on the Fund’s expense ratios, please see the Financial Highlights tables found within this Report.

6	www.stadionfunds.com

Stadion Tactical Defensive Fund	Performance Information

May 31, 2021 (Unaudited)

The Total Annual Fund Operating Expenses after Management Fee Waivers and Expense Reimbursements for Class A, Class C and Class I, based on the Fund prospectus dated September 28, 2020, are 1.95%, 2.71%, and 1.76%, respectively. The Fund’s investment advisor, Stadion Money Management, LLC (the “Advisor”) has entered into an Expense Limitation Agreement with the Fund under which it has contractually agreed to waive Investment Advisory Fees and to assume other expenses of the Fund, if necessary, in an amount that limits annual operating expenses (exclusive of interest expense on any borrowings, taxes, brokerage commissions, extraordinary expenses, Acquired Fund Fees and Expenses and payments, if any, under a Rule 12b-1 Distribution Plan) of Class A, Class C and Class I shares to not more than 1.70% of the average daily net assets allocable to each Class of the Fund. The Expense Limitation Agreement is currently in effect until October 1, 2021. As a result of a reorganization that was completed after the close of business on June 11, 2021, the Stadion Tactical Defensive Fund is now the North Square Tactical Defensive Fund. The new Fund's Expense Limitation Agreement is in effect until January 19, 2023.

POP, the “Public Offering Price” (which reflects sales loads), and NAV, the “Net Asset Value” price (which does not reflect sales loads), are terms used to describe what share price was applied to Class A and/or Class C shares at the time of purchase. A CDSC (“Contingent Deferred Sales Charge”) is a redemption fee that can be applied if purchased shares are redeemed prior to a specified holding period. For additional information please consult the Fund’s Prospectus.

The Morningstar Target Risk Index family is designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments. The Morningstar Moderate Target Risk Index seeks approximately 60% global equity exposure.

An investor may not invest directly in an index.

Diversification does not eliminate the risk of experiencing investment losses.

Information included or referred to on, or otherwise accessible through, our website is not intended to form part of or be incorporated into this report or the Fund's prospectus.

Portfolio Composition (as a % of net assets)

Annual Report | May 31, 2021	7

Stadion Trilogy Alternative Return Fund	Performance Information

May 31, 2021 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in Stadion Trilogy Alternative Return Fund(a), the HFRX Absolute Return Index and the Bloomberg Barclays U.S. Aggregate Bond Index

Average Annual Total Returns(b)(c) (for periods ended May 31, 2021)

	1 Year	5 Year	Since Inception
Stadion Trilogy Alternative Return Fund - A - NAV	9.74%	3.27%	2.66%
Stadion Trilogy Alternative Return Fund - A - POP	3.47%	2.05%	1.99%
Stadion Trilogy Alternative Return Fund - C - NAV	8.97%	2.51%	1.90%
Stadion Trilogy Alternative Return Fund - C - CDSC	7.97%	2.51%	1.90%
Stadion Trilogy Alternative Return Fund - I - NAV	9.98%	3.52%	2.90%
HFRX Absolute Return Index	7.47%	2.43%	2.15%(d)
Bloomberg Barclays U.S. Aggregate Bond Index	-0.40%	3.25%	3.04%(d)

(a)	The line graph above represents performance of Class A shares only, which will vary from the performance of Class C and Class I shares based on the difference in sales loads and fees paid by shareholders in different classes. The change in value of the initial $10,000 investment shown for Class A shares in the line graph reflects the maximum front-end sales load of 5.75%.

(b)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns shown do include the effect of applicable sales loads.

(c)	Class A, Class C and Class I shares of the Fund commenced operations on April 2, 2012.

(d)	Represents the period from April 2, 2012 (date of original public offering of Class A shares) through May 31, 2021.

The performance information quoted above represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month end, may be obtained by calling 1-800-222-7636. An investor should consider a Fund’s investment objectives, risks, and charges and expenses carefully before investing. The Fund’s prospectus contains this and other important information. For information on the Fund’s expense ratios, please see the Financial Highlights tables found within this Report.

8	www.stadionfunds.com

Stadion Trilogy Alternative Return Fund	Performance Information

May 31, 2021 (Unaudited)

The Total Annual Fund Operating Expenses after the Effect of Expense Reimbursements for Class A, Class C and Class I, based on the Fund prospectus dated September 28, 2020, are 1.69%, 2.44%, and 1.44%, respectively. The Fund’s investment advisor, Stadion Money Management, LLC (the “Advisor”) has entered into an Expense Limitation Agreement with the Fund under which it has contractually agreed to waive Investment Advisory Fees and to assume other expenses of the Fund, if necessary, in an amount that limits annual operating expenses (exclusive of interest expense on any borrowings, taxes, brokerage commissions, extraordinary expenses, Acquired Fund Fees and Expenses and payments, if any, under a Rule 12b-1 Distribution Plan) of Class A, Class C and Class I shares to not more than 1.38% of the average daily net assets allocable to each Class of the Fund. The Expense Limitation Agreement is currently in effect until October 1, 2021. As a result of a reorganization that was completed after the close of business on June 11, 2021, the Stadion Trilogy Alternative Return Fund is now the North Square Trilogy Alternative Return Fund. The new Fund's Expense Limitation Agreement is in effect until January 19, 2023.

POP, the “Public Offering Price” (which reflects sales loads), and NAV, the “Net Asset Value” price (which does not reflect sales loads), are terms used to describe what share price was applied to Class A and/or Class C shares at the time of purchase. A CDSC (“Contingent Deferred Sales Charge”) is a redemption fee that can be applied if purchased shares are redeemed prior to a specified holding period. For additional information please consult the Fund’s Prospectus.

The HFRX Absolute Return Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. As a component of the optimization process, the index selects constituents which characteristically exhibit lower volatilities and lower correlations to standard directional benchmarks of equity market and hedge fund industry performance.

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of prices of U.S. dollar-denominated investment-grade fixed income securities with remaining maturities of one year and longer.

An investor may not invest directly in an index.

Diversification does not eliminate the risk of experiencing investment losses.

Information included or referred to on, or otherwise accessible through, our website is not intended to form part of or be incorporated into this report or the Fund's prospectus.

Portfolio Composition (as a % of net assets)

Annual Report | May 31, 2021	9

Stadion Investment Trust	Disclosure of Fund Expenses

May 31, 2021 (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, possibly including front-end and contingent deferred sales loads; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual funds’ ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the tables that follow are based on an investment of $1,000 made at the beginning of the most recent annual period (December 1, 2020) and held until the end of the period (May 31, 2021).

The tables that follow illustrate the Funds’ costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Funds’ actual returns, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Funds’ ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the returns used are not the Funds’ actual returns, the results do not apply to your investment. The example is useful in making comparisons because the Securities Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess the Funds’ ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds’ expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ prospectus.

	Beginning Account Value 12/1/20	Ending Account Value 5/31/21	Expense Ratio(a)	Expenses Paid During Period 12/1/20 - 5/31/21(b)
Stadion Tactical Growth Fund - Class A
Based on Actual Fund Return	$1,000.00	$1,118.10	1.55%	$ 8.19
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,017.20	1.55%	$ 7.80
Stadion Tactical Growth Fund - Class C
Based on Actual Fund Return	$1,000.00	$1,113.70	2.30%	$12.12
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,013.46	2.30%	$11.55
Stadion Tactical Growth Fund - Class I
Based on Actual Fund Return	$1,000.00	$1,119.20	1.30%	$ 6.87
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.45	1.30%	$ 6.54
Stadion Tactical Defensive Fund - Class A
Based on Actual Fund Return	$1,000.00	$1,105.00	1.88%	$ 9.87
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,015.56	1.88%	$ 9.45
Stadion Tactical Defensive Fund - Class C
Based on Actual Fund Return	$1,000.00	$1,101.10	2.61%	$13.67
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,011.92	2.61%	$13.09
Stadion Tactical Defensive Fund - Class I
Based on Actual Fund Return	$1,000.00	$1,106.70	1.67%	$ 8.77
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,016.60	1.67%	$ 8.40

10	www.stadionfunds.com

Stadion Investment Trust	Disclosure of Fund Expenses

May 31, 2021 (Unaudited)

	Beginning Account Value 12/1/20	Ending Account Value 5/31/21	Expense Ratio(a)	Expenses Paid During Period 12/1/20-5/31/21(b)
Stadion Trilogy Alternative Return Fund - Class A
Based on Actual Fund Return	$1,000.00	$1,052.10	1.63%	$8.34
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,016.80	1.63%	$8.20
Stadion Trilogy Alternative Return Fund - Class C
Based on Actual Fund Return	$1,000.00	$1,048.10	2.38%	$12.15
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,013.06	2.38%	$11.94
Stadion Trilogy Alternative Return Fund - Class I
Based on Actual Fund Return	$1,000.00	$1,052.70	1.38%	$7.06
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.05	1.38%	$6.94

(a)	The Fund's expense ratios have been based on the Funds' most recent fiscal half-year expenses.

(b)	Expenses are equal to the Funds' annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182/365).

Annual Report | May 31, 2021	11

Stadion Tactical Growth Fund	Schedule of Investments

May 31, 2021

EXCHANGE-TRADED FUNDS - 93.31%	Shares	Value
Energy Select Sector SPDR® Fund	276,015	$14,410,743
Invesco QQQ Trust, Series 1	277,987	92,828,199
iShares® Short Treasury Bond ETF	374,810	41,420,253
iShares® MSCI Canada ETF	860,709	32,595,050
iShares® Russell 2000® Growth ETF	115,993	34,582,153
iShares® Russell 2000® Value ETF	476,313	79,796,717
SPDR® S&P Metals & Mining ETF	656,608	30,519,140
SPDR® S&P 500® ETF Trust	129,440	54,369,978
Vanguard® Growth ETF	281,887	76,357,550
Vanguard® Short-Term Inflation-Protected Securities ETF	574,194	30,082,024
Vanguard® Value ETF	490,498	68,645,195

TOTAL EXCHANGE-TRADED FUNDS
(Cost $390,167,888)		555,607,002

MONEY MARKET FUNDS - 6.87%	Shares	Value
Morgan Stanley Institutional Liquidity Fund - Government Portfolio, Institutional Share Class, 0.030%, 7-day effective yield	40,927,533	$40,927,533

TOTAL MONEY MARKET FUNDS
(Cost $40,927,533)		40,927,533

Total Investments, at Value - 100.18%
(Cost $431,095,421)		596,534,535

Liabilities in Excess of Other Assets - (0.18)%		(1,100,146)

Net Assets - 100.00%		$595,434,389

See Notes to Financial Statements.

12	www.stadionfunds.com

Stadion Tactical Defensive Fund	Schedule of Investments

May 31, 2021

EXCHANGE-TRADED FUNDS - 100.13%	Shares	Value
Invesco QQQ Trust, Series 1	53,967	$18,021,200
SPDR® Portfolio Developed World ex-US ETF	332,012	12,516,852
SPDR® Portfolio Emerging Markets ETF	88,152	3,996,812
SPDR® Portfolio S&P 500® ETF	436,099	21,530,208
SPDR® Portfolio S&P 600® Small Cap ETF	60,936	2,679,356
SPDR® S&P 500® ETF Trust	46,685	19,609,567

TOTAL EXCHANGE-TRADED FUNDS
(Cost $66,536,910)		78,353,995

MONEY MARKET FUNDS - 23.08%	Shares	Value
Morgan Stanley Institutional Liquidity Fund - Government Portfolio, Institutional Share Class, 0.030%, 7-day effective yield	18,059,880	$18,059,880

TOTAL MONEY MARKET FUNDS
(Cost $18,059,880)		18,059,880

Total Investments, at Value - 123.21%
(Cost $84,596,790)		96,413,875

Liabilities in Excess of Other Assets - (23.21)%		(18,162,244)

Net Assets - 100.00%		$78,251,631

See Notes to Financial Statements.

Annual Report | May 31, 2021	13

Stadion Trilogy Alternative Return Fund	Schedule of Investments

May 31, 2021

COMMON STOCKS - 34.13%	Shares	Value
Consumer Discretionary - 5.32%
Hotels, Restaurants & Leisure - 1.20%
McDonald's Corp.	2,403	$562,037

Household Durables - 1.60%
Garmin, Ltd.	5,295	753,161

Multiline Retail - 1.28%
Target Corp.	2,663	604,288

Specialty Retail - 1.24%
Home Depot, Inc.	1,825	582,011

Consumer Staples - 4.06%
Food & Staples Retailing - 2.45%
Sysco Corp.	6,523	528,363
Walmart, Inc.	4,413	626,779
		1,155,142

Food Products - 0.95%
General Mills, Inc.	5,744	361,068
Kellogg Co.	1,300	85,137
		446,205

Household Products - 0.66%
Procter & Gamble Co.	2,298	309,885

Financials - 4.23%
Banks - 3.19%
Fifth Third Bancorp	19,787	833,824
Truist Financial Corp.	10,791	666,668
		1,500,492

Insurance - 1.04%
Aflac, Inc.	8,647	490,112

Health Care - 5.96%
Health Care Equipment & Supplies - 1.36%
Abbott Laboratories	5,481	639,359

Pharmaceuticals - 4.60%
Eli Lilly & Co.	4,207	840,306
Johnson & Johnson	3,097	524,167
Merck & Co., Inc.	5,288	401,306
Pfizer, Inc.	10,369	401,592
		2,167,371

Industrials - 5.57%
Aerospace & Defense - 1.43%
L3Harris Technologies, Inc.	1,910	416,495
Lockheed Martin Corp.	671	256,456
		672,951

See Notes to Financial Statements.

14	www.stadionfunds.com

Stadion Trilogy Alternative Return Fund	Schedule of Investments

May 31, 2021

COMMON STOCKS (continued)	Shares	Value
Industrials - 5.57% (continued)
Commercial Services & Supplies - 1.41%
Waste Management, Inc.	4,719	$663,869

Machinery - 1.00%
Illinois Tool Works, Inc.	2,033	471,168

Trading Companies & Distributors - 1.73%
WW Grainger, Inc.	1,756	811,553

Information Technology - 6.28%
Communications Equipment - 1.43%
Cisco Systems, Inc.	12,699	671,777

IT Services - 1.19%
International Business Machines Corp.	3,880	557,711

Software - 1.70%
Microsoft Corp.	3,202	799,475

Technology Hardware, Storage & Peripherals - 1.96%
Apple, Inc.	7,416	924,108

Utilities - 2.71%
Electric Utilities - 1.71%
Eversource Energy	3,195	259,402
Southern Co.	8,526	544,982
		804,384

Multi-Utilities - 1.00%
Dominion Energy, Inc.	6,211	472,905

TOTAL COMMON STOCKS
(Cost $7,339,689)		16,059,964

EXCHANGE-TRADED FUNDS - 53.18%	Shares	Value
iShares® Broad USD High Yield Corporate Bond ETF	25,250	$1,041,310
iShares® Core Dividend Growth ETF	26,320	1,337,583
iShares® MBS ETF	38,500	4,172,245
Schwab® US Dividend Equity ETF	18,882	1,452,592
SPDR® Portfolio Intermediate Term Corporate Bond ETF	200,900	7,346,913
SPDR® Portfolio Long-Term Corporate Bond ETF	65,900	2,020,494
SPDR® Portfolio Short-Term Corporate Bond ETF	133,700	4,191,495
VanEck Vectors® Fallen Angel High Yield Bond ETF	65,100	2,096,871
Vanguard® Dividend Appreciation ETF	8,734	1,359,884

TOTAL EXCHANGE-TRADED FUNDS
(Cost $22,749,532)		25,019,387

See Notes to Financial Statements.

Annual Report | May 31, 2021	15

Stadion Trilogy Alternative Return Fund	Schedule of Investments

May 31, 2021

PURCHASED OPTION CONTRACTS - 11.36%	Expiration Date	Strike Price	Contracts	Notional Value	Value
Call Option Contracts - 8.56%
S&P 500® Index:
	06/04/2021	$4,400	15	$6,306,165	$113
	06/11/2021	4,300	15	6,306,165	4,725
	06/18/2021	4,350	15	6,306,165	4,425
	12/17/2021	3,100	20	8,408,220	2,236,100
	12/16/2022	2,400	10	4,204,110	1,780,250
				31,530,825	4,025,613
Put Option Contracts - 2.80%
S&P 500® Index:
	06/04/2021	4,050	15	6,306,165	3,000
	06/04/2021	4,025	15	6,306,165	2,475
	06/11/2021	3,975	15	6,306,165	7,350
	06/11/2021	3,950	15	6,306,165	6,375
	06/18/2021	2,150	25	10,510,275	187
	06/18/2021	2,550	35	14,714,385	788
	06/18/2021	3,000	20	8,408,220	1,300
	06/18/2021	3,950	20	8,408,220	19,400
	06/18/2021	4,000	15	6,306,165	18,975
	12/17/2021	3,200	5	2,102,055	21,525
	12/17/2021	3,150	5	2,102,055	19,875
	12/17/2021	3,050	10	4,204,110	33,900
	12/17/2021	2,825	15	6,306,165	35,700
	12/17/2021	2,900	10	4,204,110	26,750
	12/17/2021	3,000	10	4,204,110	31,350
	06/17/2022	3,750	10	4,204,110	186,750
	06/17/2022	3,525	20	8,408,220	282,700
	06/17/2022	3,400	10	4,204,110	120,500
	06/17/2022	3,325	15	6,306,165	164,025
SPDR S&P 500® ETF Trust:
	06/17/2022	275	40	1,680,160	20,120
	06/17/2022	280	95	3,990,380	51,205
	06/17/2022	285	160	6,720,640	92,640
	06/17/2022	290	60	2,520,240	37,260
	06/17/2022	295	115	4,830,460	76,532
	06/17/2022	300	80	3,360,320	57,120
				142,919,335	1,317,802
TOTAL PURCHASED OPTION CONTRACTS
(Cost $7,034,130)				174,450,160	5,343,415

MONEY MARKET FUNDS - 1.38%	Shares	Value
Morgan Stanley Institutional Liquidity Fund - Government Portfolio, Institutional Share Class, 0.030%, 7-day effective yield	649,800	$649,800

TOTAL MONEY MARKET FUNDS
(Cost $649,800)		649,800

Total Investments, at Value - 100.05%
(Cost $37,773,151)		47,072,566

Liabilities in Excess of Other Assets - (0.05)%		(23,269)

Net Assets - 100.00%		$47,049,297

See Notes to Financial Statements.

16	www.stadionfunds.com

Stadion Investment Trust	Statements of Assets and Liabilities

May 31, 2021

	Stadion Tactical Growth Fund	Stadion Tactical Defensive Fund	Stadion Trilogy Alternative Return Fund
ASSETS
Investments in securities:
At acquisition cost	$431,095,421	$84,596,790	$37,773,151
At value (Note 2)	$596,534,535	$96,413,875	$47,072,566
Dividends receivable	1,281	647	48,965
Receivable for capital shares sold	339,241	13,014	4,668
Other assets	32,564	7,207	19,586
TOTAL ASSETS	596,907,621	96,434,743	47,145,785
LIABILITIES
Payable for capital shares redeemed	580,607	19,782	2,986
Payable for investment securities purchased	–	17,999,133	–
Payable to Advisor (Note 5)	521,649	82,954	29,754
Accrued distribution fees (Note 5)	110,393	14,559	4,710
Accrued compliance fees (Note 5)	7,547	1,015	604
Payable to administrator (Note 5)	88,520	13,960	15,935
Payable for trustees' fees (Note 5)	–	22	8
Transfer agent fees, Class A (Note 5)	2,937	1,217	81
Transfer agent fees, Class C (Note 5)	5,222	603	157
Transfer agent fees, Class I (Note 5)	25,788	6,309	4,273
Other accrued expenses	130,569	43,558	37,980
TOTAL LIABILITIES	1,473,232	18,183,112	96,488
NET ASSETS	$595,434,389	$78,251,631	$47,049,297
Net assets consist of:
Paid-in capital	$405,028,320	$89,010,591	$40,008,515
Total distributable earnings (accumulated deficit)	190,406,069	(10,758,960)	7,040,782
NET ASSETS	$595,434,389	$78,251,631	$47,049,297
PRICING OF CLASS A SHARES
Net assets applicable to Class A shares	$97,179,824	$21,541,800	$2,708,257
Class A shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	6,415,119	1,346,018	231,983
Net asset value, redemption price per share (Note 1)	$15.15	$16.00	$11.67
Maximum offering price per share (Note 1)	$16.07	$16.98	$12.38
PRICING OF CLASS C SHARES
Net assets applicable to Class C shares	$106,290,638	$11,710,630	$4,788,682
Class C shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	7,431,637	802,640	420,958
Net asset value, offering price and redemption price per share (Note 1)	$14.30	$14.59	$11.38
PRICING OF CLASS I SHARES
Net assets applicable to Class I shares	$391,963,927	$44,999,201	$39,552,358
Class I shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	25,423,848	2,745,917	3,376,742
Net asset value, offering price and redemption price per share (Note 1)	$15.42	$16.39	$11.71

See Notes to Financial Statements.

Annual Report | May 31, 2021	17

Stadion Investment Trust	Statements of Operations

For the Year Ended May 31, 2021

	Stadion Tactical Growth Fund	Stadion Tactical Defensive Fund	Stadion Trilogy Alternative Return Fund
INVESTMENT INCOME
Dividends	$4,655,377	$957,172	$1,067,334
TOTAL INVESTMENT INCOME	4,655,377	957,172	1,067,334

EXPENSES
Investment advisory fees (Note 5)	5,771,957	1,011,032	602,412
Distribution fees, Class A (Note 5)	220,855	51,385	6,737
Distribution fees, Class C (Note 5)	1,019,480	130,175	53,172
Transfer agent fees, Common (Note 5)	161,657	54,017	41,616
Transfer agent fees, Class A (Note 5)	18,607	7,723	406
Transfer agent fees, Class C (Note 5)	36,042	4,537	1,521
Transfer agent fees, Class I (Note 5)	187,296	47,093	37,635
Administrative fees (Note 5)	335,463	49,851	39,673
Registration and filing fees	55,557	47,275	50,761
Professional fees	137,650	34,216	29,577
Custodian fees	37,033	5,999	4,220
Compliance fees (Note 5)	89,020	13,135	7,847
Trustees' fees (Note 5)	129,129	19,270	11,601
Printing of shareholder reports	55,212	12,109	7,980
Other expenses	200,883	35,408	22,823
TOTAL EXPENSES	8,455,841	1,523,225	917,981

Expense recoupment of previously waived fees (Note 5)	23,172	–	–
Expenses waived by the Advisor (Note 5)	(125,966)	–	(193,170)
NET EXPENSES	8,353,047	1,523,225	724,811

NET INVESTMENT INCOME (LOSS)	(3,697,670)	(566,053)	342,523

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains from investments	36,306,302	10,857,938	2,201,398
Net realized losses from written option contracts	–	–	(878,510)
Net realized gains	36,306,302	10,857,938	1,322,888

Net change in unrealized appreciation on investments	101,472,682	10,359,937	2,818,948
Net change in unrealized appreciation on written option contracts	–	–	42,292
Net change in unrealized appreciation	101,472,682	10,359,937	2,861,240
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	137,778,984	21,217,875	4,184,128

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$134,081,314	$20,651,822	$4,526,651

See Notes to Financial Statements.

18	www.stadionfunds.com

Stadion Investment Trust	Statements of Changes in Net Assets

	Stadion Tactical Growth Fund		Stadion Tactical Defensive Fund
	For the Year Ended May 31, 2021	For the Year Ended May 31, 2020	For the Year Ended May 31, 2021	For the Year Ended May 31, 2020
FROM OPERATIONS
Net investment income (loss)	$(3,697,670)	$2,211,139	$(566,053)	$413,260
Net realized gains (losses)	36,306,302	(4,322,055)	10,857,938	(9,289,986)
Net change in unrealized appreciation	101,472,682	34,942,591	10,359,937	2,404,665
Net increase (decrease) in net assets resulting from operations	134,081,314	32,831,675	20,651,822	(6,472,061)

DISTRIBUTIONS TO SHAREHOLDERS
From distributable earnings, Class A	–	(4,024,385)	–	(97,346)
From distributable earnings, Class C	–	(4,966,586)	–	(72,359)
From distributable earnings, Class I	(76,516)	(16,121,907)	–	(223,837)
Decrease in net assets from distributions to shareholders	(76,516)	(25,112,878)	–	(393,542)

FROM CAPITAL SHARE TRANSACTIONS (Note 7)
Class A
Proceeds from sales of shares	10,986,542	13,104,246	2,452,935	3,101,038
Net asset value of shares issued in reinvestment of distributions	–	3,853,594	–	93,766
Payments for shares redeemed	(16,927,016)	(22,067,819)	(4,581,244)	(7,212,773)
Net decrease in net assets from Class A share transactions	(5,940,474)	(5,109,979)	(2,128,309)	(4,017,969)

Class C
Proceeds from sales of shares	7,496,249	9,445,807	554,748	899,068
Net asset value of shares issued in reinvestment of distributions	–	4,632,777	–	69,826
Payments for shares redeemed	(20,850,022)	(24,353,247)	(5,685,353)	(5,210,085)
Net decrease in net assets from Class C share transactions	(13,353,773)	(10,274,663)	(5,130,605)	(4,241,191)

Class I
Proceeds from sales of shares	62,970,845	69,705,982	3,388,648	8,860,732
Net asset value of shares issued in reinvestment of distributions	65,650	14,761,952	–	222,471
Payments for shares redeemed	(73,760,825)	(112,681,303)	(16,953,384)	(13,601,079)
Net decrease in net assets from Class I share transactions	(10,724,330)	(28,213,369)	(13,564,736)	(4,517,876)

TOTAL NET INCREASE (DECREASE) IN NET ASSETS	103,986,221	(35,879,214)	(171,828)	(19,642,639)

NET ASSETS:
Beginning of year	491,448,168	527,327,382	78,423,459	98,066,098
End of year	$595,434,389	$491,448,168	$78,251,631	$78,423,459

See Notes to Financial Statements.

Annual Report | May 31, 2021	19

Stadion Investment Trust	Statements of Changes in Net Assets

	Stadion Trilogy Alternative Return Fund
	For the Year Ended May 31, 2021	For the Year Ended May 31, 2020
FROM OPERATIONS
Net investment income	$342,523	$744,179
Net realized gains (losses)	1,322,888	(379,215)
Net change in unrealized appreciation	2,861,240	2,719,228
Net increase in net assets resulting from operations	4,526,651	3,084,192
DISTRIBUTIONS TO SHAREHOLDERS
From distributable earnings, Class A	(19,661)	(60,998)
From distributable earnings, Class C	(13,194)	(72,897)
From distributable earnings, Class I	(389,772)	(906,742)
Distributions from return of capital, Class A	(1,977)	–
Distributions from return of capital, Class C	(1,326)	–
Distributions from return of capital, Class I	(39,182)	–
Decrease in net assets from distributions to shareholders	(465,112)	(1,040,637)
FROM CAPITAL SHARE TRANSACTIONS (Note 7)
Class A
Proceeds from sales of shares	569,284	550,526
Net asset value of shares issued in reinvestment of distributions	19,432	59,907
Payments for shares redeemed	(772,998)	(2,832,416)
Net decrease in net assets from Class A share transactions	(184,282)	(2,221,983)
Class C
Proceeds from sales of shares	345,710	258,007
Net asset value of shares issued in reinvestment of distributions	14,089	70,456
Payments for shares redeemed	(1,397,555)	(2,627,322)
Net decrease in net assets from Class C share transactions	(1,037,756)	(2,298,859)
Class I
Proceeds from sales of shares	5,491,488	5,361,657
Net asset value of shares issued in reinvestment of distributions	419,858	906,095
Payments for shares redeemed	(12,366,573)	(17,647,378)
Net decrease in net assets from Class I share transactions	(6,455,227)	(11,379,626)
TOTAL NET DECREASE IN NET ASSETS	(3,615,726)	(13,856,913)

NET ASSETS:
Beginning of year	50,665,023	64,521,936
End of year	$47,049,297	$50,665,023

See Notes to Financial Statements.

20	www.stadionfunds.com

Stadion Tactical Growth Fund – Class A	Financial Highlights

For a Share Outstanding Throughout each of the Years Presented

	Year Ended May 31, 2021	Year Ended May 31, 2020	Year Ended May 31, 2019	Year Ended May 31, 2018		Year Ended May 31, 2017
NET ASSET VALUE, BEGINNING OF YEAR	$11.81	$11.62	$12.33	$11.03		$9.82

INCOME (LOSS) FROM OPERATIONS:
Net investment income (loss)(a)(b)	(0.09)	0.05	(0.01)	(0.01)		(0.01)
Net realized and unrealized gain (loss) on investments	3.43	0.72	(0.40)	1.31		1.23
Total from investment operations	3.34	0.77	(0.41)	1.30		1.22
LESS DISTRIBUTIONS:
Dividends from net investment income	–	(0.06)	–	(0.00	)(c)	(0.01)
Distributions from net realized gains	–	(0.52)	(0.30)	–		–
Total distributions	–	(0.58)	(0.30)	–		(0.01)

NET ASSET VALUE, END OF YEAR	$15.15	$11.81	$11.62	$12.33		$11.03

TOTAL RETURN(d)	28.28%	6.53%	(3.22%)	11.80%		12.48%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of year (000's)	$97,180	$81,511	$85,250	$109,707		$105,141
Ratio of total expenses to average net assets(e)(f)	1.55%	1.56%	1.57%	1.61%		1.65%
Ratio of net expenses to average net assets(e)	1.55%	1.55%	1.55%	1.55%		1.55%
Ratio of net investment income (loss) to average net assets(a)(e)	(0.70%)	0.40%	(0.05%)	(0.09%)		(0.12%)

PORTFOLIO TURNOVER RATE	79%	128%	120%	82%		96%

(a)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invested.
(b)	Per share amounts were calculated using average shares method.
(c)	Amount rounds to less than $0.01 per share or less than 1%.
(d)	Total return is a measure of the change in value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(e)	The ratios of expenses and net investment income (loss) to average net assets may not reflect the Fund's proportionate share of expense of the underlying investment companies in which the Fund invested.
(f)	Reflects total expenses prior to fee waivers and expense reimbursements by the Advisor (Note 5).

See Notes to Financial Statements.

Annual Report | May 31, 2021	21

Stadion Tactical Growth Fund – Class C	Financial Highlights

For a Share Outstanding Throughout each of the Years Presented

	Year Ended May 31, 2021	Year Ended May 31, 2020		Year Ended May 31, 2019	Year Ended May 31, 2018	Year Ended May 31, 2017
NET ASSET VALUE, BEGINNING OF YEAR	$11.24	$11.14		$11.92	$10.74	$9.62

INCOME (LOSS) FROM OPERATIONS:
Net investment loss(a)(b)	(0.19)	(0.04	)(c)	(0.10)	(0.10)	(0.09)
Net realized and unrealized gain (loss) on investments	3.25	0.69		(0.38)	1.28	1.21
Total from investment operations	3.06	0.65		(0.48)	1.18	1.12
LESS DISTRIBUTIONS:
Dividends from net investment income	–	(0.03)		–	–	–
Distributions from net realized gains	–	(0.52)		(0.30)	–	–
Total distributions	–	(0.55)		(0.30)	–	–

NET ASSET VALUE, END OF YEAR	$14.30	$11.24		$11.14	$11.92	$10.74

TOTAL RETURN(d)	27.22%	5.73%		(3.92%)	10.99%	11.64%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of year (000's)	$106,291	$95,291		$104,812	$99,286	$96,506
Ratio of total expenses to average net assets(e)(f)	2.31%	2.33%		2.32%	2.35%	2.41%
Ratio of net expenses to average net assets(e)	2.30%	2.30%		2.30%	2.30%	2.30%
Ratio of net investment loss to average net assets(a)(e)	(1.45%)	(0.33%)		(0.83%)	(0.83%)	(0.88%)

PORTFOLIO TURNOVER RATE	79%	128%		120%	82%	96%

(a)	Recognition of net investment loss by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invested.
(b)	Per share amounts were calculated using average shares method.
(c)	The amount shown for a share outstanding throughout the year may not correlate with the Statement of Operations for the year due to the timing of sales and redemptions of Fund shares in relation to income earned, class specific expense structure, and/or fluctuating market value of the investments of the Fund.
(d)	Total return is a measure of the change in value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(e)	The ratios of expenses and net investment loss to average net assets may not reflect the Fund's proportionate share of expense of the underlying investment companies in which the Fund invested.
(f)	Reflects total expenses prior to fee waivers and expense reimbursements by the Advisor (Note 5).

See Notes to Financial Statements.

22	www.stadionfunds.com

Stadion Tactical Growth Fund – Class I	Financial Highlights

For a Share Outstanding Throughout each of the Years Presented

	Year Ended May 31, 2021		Year Ended May 31, 2020	Year Ended May 31, 2019	Year Ended May 31, 2018		Year Ended May 31, 2017
NET ASSET VALUE, BEGINNING OF YEAR	$12.00		$11.77	$12.46	$11.12		$9.88

INCOME (LOSS) FROM OPERATIONS:
Net investment income (loss)(a)(b)	(0.06)		0.08	0.02 (c)	0.02	(c)	0.01 (c)
Net realized and unrealized gain (loss) on investments	3.48		0.74	(0.41)	1.32		1.25
Total from investment operations	3.42		0.82	(0.39)	1.34		1.26
LESS DISTRIBUTIONS:
Dividends from net investment income	(0.00	)(d)	(0.07)	–	(0.00	)(d)	(0.02)
Distributions from net realized gains	–		(0.52)	(0.30)	–		–
Total distributions	–		(0.59)	(0.30)	–		(0.02)

NET ASSET VALUE, END OF YEAR	$15.42		$12.00	$11.77	$12.46		$11.12

TOTAL RETURN(e)	28.53%		6.88%	(3.02%)	12.09%		12.79%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of year (000's)	$391,964		$314,646	$337,265	$238,052		$179,979
Ratio of total expenses to average net assets(f)(g)	1.33%		1.34%	1.33%	1.36%		1.42%
Ratio of net expenses to average net assets(f)	1.30%		1.30%	1.30%	1.30%		1.30%
Ratio of net investment income (loss) to average net assets(a)(f)	(0.45%)		0.66%	0.16%	0.13%		0.12%

PORTFOLIO TURNOVER RATE	79%		128%	120%	82%		96%

(a)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invested.
(b)	Per share amounts were calculated using average shares method.
(c)	The amount shown for a share outstanding throughout the year may not correlate with the Statement of Operations for the year due to the timing of sales and redemptions of Fund shares in relation to income earned, class specific expense structure, and/or fluctuating market value of the investments of the Fund.
(d)	Amount rounds to less than $0.01 per share or less than 1%.

(e)	Total return is a measure of the change in value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(f)	The ratios of expenses and net investment income (loss) to average net assets may not reflect the Fund's proportionate share of expense of the underlying investment companies in which the Fund invested.
(g)	Reflects total expenses prior to fee waivers and expense reimbursements by the Advisor (Note 5).

See Notes to Financial Statements.

Annual Report | May 31, 2021	23

Stadion Tactical Defensive Fund – Class A	Financial Highlights

For a Share Outstanding Throughout each of the Years Presented

	Year Ended May 31, 2021	Year Ended May 31, 2020	Year Ended May 31, 2019	Year Ended May 31, 2018	Year Ended May 31, 2017
NET ASSET VALUE, BEGINNING OF YEAR	$12.41	$13.52	$13.26	$12.58	$11.08

INCOME (LOSS) FROM OPERATIONS:
Net investment income (loss)(a)(b)	(0.10)	0.07	0.03	(0.03)	(0.07)
Net realized and unrealized gain (loss) on investments	3.69	(1.12)	0.23	1.01	1.57
Total from investment operations	3.59	(1.05)	0.26	0.98	1.50
LESS DISTRIBUTIONS:
Dividends from net investment income	–	(0.06)	–	(0.02)	–
Distributions from net realized gains	–	–	–	(0.28)	–
Total distributions	–	(0.06)	–	(0.30)	–

NET ASSET VALUE, END OF YEAR	$16.00	$12.41	$13.52	$13.26	$12.58

TOTAL RETURN(c)	28.93%	(7.85%)	1.96%	7.77%	13.54%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of year (000's)	$21,542	$18,526	$24,231	$47,888	$52,978
Ratio of total expenses to average net assets(d)	1.87%	1.85%	1.84%	1.85%	1.94%
Ratio of net expenses to average net assets(d)	1.87%	1.85%	1.84%	1.85%	1.94%
Ratio of net investment income (loss) to average net assets(a)(d)	(0.71%)	0.47%	0.26%	(0.23%)	(0.56%)

PORTFOLIO TURNOVER RATE	350%	522%	396%	335%	196%

(a)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invested.
(b)	Per share amounts were calculated using average shares method.
(c)	Total return is a measure of the change in value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	The ratios of expenses and net investment income (loss) to average net assets may not reflect the Fund's proportionate share of expense of the underlying investment companies in which the Fund invested.

See Notes to Financial Statements.

24	www.stadionfunds.com

Stadion Tactical Defensive Fund – Class C	Financial Highlights

For a Share Outstanding Throughout each of the Years Presented

	Year Ended May 31, 2021	Year Ended May 31, 2020		Year Ended May 31, 2019		Year Ended May 31, 2018	Year Ended May 31, 2017
NET ASSET VALUE, BEGINNING OF YEAR	$11.40	$12.51		$12.36		$11.81	$10.48

INCOME (LOSS) FROM OPERATIONS:
Net investment loss(a)(b)	(0.19)	(0.03	)(c)	(0.08	)(c)	(0.12)	(0.15)
Net realized and unrealized gain (loss) on investments	3.38	(1.03)		0.23		0.95	1.48
Total from investment operations	3.19	(1.06)		0.15		0.83	1.33
LESS DISTRIBUTIONS:
Dividends from net investment income	–	(0.05)		–		(0.28)	–
Total distributions	–	(0.05)		–		(0.28)	–

NET ASSET VALUE, END OF YEAR	$14.59	$11.40		$12.51		$12.36	$11.81

TOTAL RETURN(d)	27.98%	(8.54%)		1.21%		6.97%	12.69%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of year (000's)	$11,711	$13,586		$19,151		$23,178	$26,058
Ratio of total expenses to average net assets(e)	2.62%	2.61%		2.59%		2.59%	2.71	%(f)
Ratio of net expenses to average net assets(e)	2.62%	2.61%		2.59%		2.59%	2.70%
Ratio of net investment loss to average net assets(a)(e)	(1.42%)	(0.24%)		(0.64%)		(0.97%)	(1.30%)

PORTFOLIO TURNOVER RATE	350%	522%		396%		335%	196%

(a)	Recognition of net investment loss by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invested.
(b)	Per share amounts were calculated using average shares method.
(c)	The amount shown for a share outstanding throughout the year may not correlate with the Statement of Operations for the year due to the timing of sales and redemptions of Fund shares in relation to income earned, class specific expense structure, and/or fluctuating market value of the investments of the Fund.
(d)	Total return is a measure of the change in value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(e)	The ratios of expenses and net investment loss to average net assets may not reflect the Fund's proportionate share of expense of the underlying investment companies in which the Fund invested.
(f)	Reflects total expenses prior to fee waivers and expense reimbursements by the Advisor (Note 5).

See Notes to Financial Statements.

Annual Report | May 31, 2021	25

Stadion Tactical Defensive Fund – Class I	Financial Highlights

For a Share Outstanding Throughout each of the Years Presented

	Year Ended May 31, 2021	Year Ended May 31, 2020	Year Ended May 31, 2019	Year Ended May 31, 2018		Year Ended May 31, 2017
NET ASSET VALUE, BEGINNING OF YEAR	$12.69	$13.79	$13.50	$12.78		$11.23

INCOME (LOSS) FROM OPERATIONS:
Net investment income (loss)(a)(b)	(0.07)	0.09	0.03	(0.00	)(c)	(0.03)
Net realized and unrealized gain (loss) on investments	3.77	(1.13)	0.26	1.03		1.58
Total from investment operations	3.70	(1.04)	0.29	1.03		1.55
LESS DISTRIBUTIONS:
Dividends from net investment income	–	(0.06)	–	(0.03)		–
Distributions from net realized gains	–	–	–	(0.28)		–
Total distributions	–	(0.06)	–	(0.31)		–

NET ASSET VALUE, END OF YEAR	$16.39	$12.69	$13.79	$13.50		$12.78

TOTAL RETURN(d)	29.16%	(7.61%)	2.15%	8.03%		13.80%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of year (000's)	$44,999	$46,311	$54,684	$28,953		$28,338
Ratio of total expenses to average net assets(e)	1.68%	1.66%	1.64%	1.62%		1.75	%(f)
Ratio of net expenses to average net assets(e)	1.68%	1.66%	1.64%	1.62%		1.70%
Ratio of net investment income (loss) to average net assets(a)(e)	(0.50%)	0.65%	0.21%	(0.01%)		(0.28%)

PORTFOLIO TURNOVER RATE	350%	522%	396%	335%		196%

(a)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invested.
(b)	Per share amounts were calculated using average shares method.
(c)	Amount rounds to less than $0.01 per share or less than 1%.
(d)	Total return is a measure of the change in value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(e)	The ratios of expenses and net investment income (loss) to average net assets may not reflect the Fund's proportionate share of expense of the underlying investment companies in which the Fund invested.
(f)	Reflects total expenses prior to fee waivers and expense reimbursements by the Advisor (Note 5).

See Notes to Financial Statements.

26	www.stadionfunds.com

Stadion Trilogy Alternative Return Fund – Class A	Financial Highlights

For a Share Outstanding Throughout each of the Years Presented

	Year Ended May 31, 2021		Year Ended May 31, 2020		Year Ended May 31, 2019		Year Ended May 31, 2018		Year Ended May 31, 2017
NET ASSET VALUE, BEGINNING OF YEAR	$10.72		$10.37		$10.94		$11.17		$10.49

INCOME (LOSS) FROM OPERATIONS:
Net investment income(a)(b)	0.06		0.13		0.17		0.11		0.09
Net realized and unrealized gain (loss) on investments	0.98		0.39		(0.62)		(0.22)		0.68
Total from investment operations	1.04		0.52		(0.45)		(0.11)		0.77
LESS DISTRIBUTIONS:
Dividends from net investment income	(0.08)		(0.17)		(0.12)		(0.12)		(0.09)
Distributions from return of capital	(0.01)		–		–		–		–
Total distributions	(0.09)		(0.17)		(0.12)		(0.12)		(0.09)

NET ASSET VALUE, END OF YEAR	$11.67		$10.72		$10.37		$10.94		$11.17

TOTAL RETURN(c)	9.74%		5.04%		(4.13%)		(1.02%)		7.37%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of year (000's)	$2,708		$2,659		$4,733		$23,289		$30,818
Ratio of total expenses to average net assets(d)	1.97	%(e)	1.89	%(e)	1.94	%(e)	1.84	%(e)(f)	1.82%
Ratio of net expenses to average net assets(d)	1.63%		1.63%		1.63%		1.72	%(f)	1.82%
Ratio of net investment income to average net assets(a)(d)	0.56%		1.21%		1.58%		1.02%		0.86%

PORTFOLIO TURNOVER RATE	11%		21%		5%		55%		18%

(a)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invested.
(b)	Per share amounts were calculated using average shares method.
(c)	Total return is a measure of the change in value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	The ratios of expenses and net investment income to average net assets may not reflect the Fund's proportionate share of expense of the underlying investment companies in which the Fund invested.
(e)	Reflects total expenses prior to fee waivers and expense reimbursements by the Advisor (Note 5).
(f)	Effective December 31, 2017, the Expense Limitation changed from 1.70% to 1.38% (exclusive of interest, taxes, brokerage commissions, extraordinary expenses, Acquired Fund Fees and Expenses and payments, if any, under the Rule 12b-1 Plan).

See Notes to Financial Statements.

Annual Report | May 31, 2021	27

Stadion Trilogy Alternative Return Fund – Class C	Financial Highlights

For a Share Outstanding Throughout each of the Years Presented

	Year Ended May 31, 2021		Year Ended May 31, 2020		Year Ended May 31, 2019		Year Ended May 31, 2018		Year Ended May 31, 2017
NET ASSET VALUE, BEGINNING OF YEAR	$10.47		$10.14		$10.73		$10.95		$10.31

INCOME (LOSS) FROM OPERATIONS:
Net investment income (loss)(a)(b)	(0.02)		0.04		0.07		0.03		0.01
Net realized and unrealized gain (loss) on investments	0.96		0.40		(0.59)		(0.22)		0.66
Total from investment operations	0.94		0.44		(0.52)		(0.19)		0.67
LESS DISTRIBUTIONS:
Dividends from net investment income	(0.03)		(0.11)		(0.07)		(0.03)		(0.03)
Distributions from return of capital	(0.00	)(c)	–		–		–		–
Total distributions	(0.03)		(0.11)		(0.07)		(0.03)		(0.03)

NET ASSET VALUE, END OF YEAR	$11.38		$10.47		$10.14		$10.73		$10.95

TOTAL RETURN(d)	8.97%		4.34%		(4.84%)		(1.75%)		6.46%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of year (000's)	$4,789		$5,384		$7,460		$11,660		$11,592
Ratio of total expenses to average net assets(e)	2.73	%(f)	2.68	%(f)	2.63	%(f)	2.56	%(f)(g)	2.60%
Ratio of net expenses to average net assets(e)	2.38%		2.38%		2.38%		2.47	%(g)	2.60%
Ratio of net investment income (loss) to average net assets(a)(e)	(0.17%)		0.43%		0.68%		0.26%		0.08%

PORTFOLIO TURNOVER RATE	11%		21%		5%		55%		18%

(a)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invested.
(b)	Per share amounts were calculated using average shares method.
(c)	Amount rounds to less than $0.01 per share or less than 1%.
(d)	Total return is a measure of the change in value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(e)	The ratios of expenses and net investment income (loss) to average net assets may not reflect the Fund's proportionate share of expense of the underlying investment companies in which the Fund invested.
(f)	Reflects total expenses prior to fee waivers and expense reimbursements by the Advisor (Note 5).
(g)	Effective December 31, 2017, the Expense Limitation changed from 1.70% to 1.38% (exclusive of interest, taxes, brokerage commissions, extraordinary expenses, Acquired Fund Fees and Expenses and payments, if any, under the Rule 12b-1 Plan).

See Notes to Financial Statements.

28	www.stadionfunds.com

Stadion Trilogy Alternative Return Fund – Class I	Financial Highlights

For a Share Outstanding Throughout each of the Years Presented

	Year Ended May 31, 2021		Year Ended May 31, 2020		Year Ended May 31, 2019		Year Ended May 31, 2018		Year Ended May 31, 2017
NET ASSET VALUE, BEGINNING OF YEAR	$10.76		$10.40		$10.97		$11.20		$10.52

INCOME (LOSS) FROM OPERATIONS:
Net investment income(a)(b)	0.09		0.15		0.18		0.14		0.12
Net realized and unrealized gain (loss) on investments	0.98		0.41		(0.60)		(0.22)		0.67
Total from investment operations	1.07		0.56		(0.42)		(0.08)		0.79
LESS DISTRIBUTIONS:
Dividends from net investment income	(0.11)		(0.20)		(0.15)		(0.15)		(0.11)
Distributions from return of capital	(0.01)		–		–		–		–
Total distributions	(0.12)		(0.20)		(0.15)		(0.15)		(0.11)

NET ASSET VALUE, END OF YEAR	$11.71		$10.76		$10.40		$10.97		$11.20

TOTAL RETURN(c)	9.98%		5.39%		(3.90%)		(0.72%)		7.53%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of year (000's)	$39,552		$42,622		$52,330		$67,545		$62,571
Ratio of total expenses to average net assets(d)	1.79	%(e)	1.72	%(e)	1.65	%(e)	1.57	%(e)(f)	1.62%
Ratio of net expenses to average net assets(d)	1.38%		1.38%		1.38%		1.47	%(f)	1.62%
Ratio of net investment income to average net assets(a)(d)	0.84%		1.43%		1.66%		1.25%		1.06%

PORTFOLIO TURNOVER RATE	11%		21%		5%		55%		18%

(a)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invested.

(b)	Per share amounts were calculated using average shares method.
(c)	Total return is a measure of the change in value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	The ratios of expenses and net investment income to average net assets may not reflect the Fund's proportionate share of expense of the underlying investment companies in which the Fund invested.
(e)	Reflects total expenses prior to fee waivers and expense reimbursements by the Advisor (Note 5).
(f)	Effective December 31, 2017, the Expense Limitation changed from 1.70% to 1.38% (exclusive of interest, taxes, brokerage commissions, extraordinary expenses, Acquired Fund Fees and Expenses and payments, if any, under the Rule 12b-1 Plan).

See Notes to Financial Statements.

Annual Report | May 31, 2021	29

Stadion Investment Trust	Notes to Financial Statements

May 31, 2021

1. ORGANIZATION

Stadion Tactical Growth Fund (“Tactical Growth Fund”), Stadion Tactical Defensive Fund (“Tactical Defensive Fund”) and Stadion Trilogy Alternative Return Fund (“Trilogy Alternative Return Fund”), (each, a “Fund,” and collectively, the “Funds”) are each a diversified series of Stadion Investment Trust (the “Trust”), a Delaware Statutory Trust registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company.

Tactical Growth Fund is a successor to a previously operational fund, the ETF Market Opportunity Fund (the “Predecessor Fund”), which was a series of the Aviemore Funds, an Ohio business trust. The Predecessor Fund was organized into a series, Class I shares, of the Tactical Growth Fund effective as of the close of business on March 29, 2013. The Predecessor Fund commenced operations on May 3, 2004 and was the only series authorized by the Aviemore Funds. Class A and Class C shares were launched from the Tactical Growth Fund effective April 1, 2013. The Fund seeks long-term capital appreciation.

Tactical Defensive Fund commenced operations on January 27, 2004. The public offering of Class A shares, Class C shares, and Class I shares commenced on September 15, 2006, October 1, 2009, and May 28, 2010, respectively. The investment objective of the Fund is to seek capital appreciation.

Trilogy Alternative Return Fund commenced operations on April 2, 2012. The public offering of Class A shares, Class C shares and Class I shares commenced on April 2, 2012. The investment objective of the Fund is total return, with an emphasis on lower risk and volatility than the U.S. equity markets.

As of May 31, 2021, each Fund offers three classes of shares, Class A, Class C, and Class I. Class A shares are sold subject to a maximum front-end sales load equal to 5.75% of the offering price and a distribution and/or service fee of up to 0.25% of the average net assets attributable to Class A shares, and are also sold subject to a 1.00% contingent deferred sales load on purchases at or above $1 million if redeemed within 12 months of purchase. Class C shares are sold subject to a distribution and/or service fee of up to 1.00% of the average daily net assets attributable to Class C shares and, effective October 1, 2012, sold subject to a 1.00% contingent deferred sales load if redeemed within one year of purchase. Class I shares are sold without any sales loads and distribution and/ or service fees. Each class of shares represents an interest in the same assets of the Funds, has the same rights and is identical in all material respects except that (1) the classes bear differing levels of sales loads and distribution fees; (2) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; (3) each class has exclusive voting rights with respect to matters relating to its arrangements; and (4) Class I shares are, generally, available for certain broker-dealers and financial intermediaries that have entered into appropriate arrangements with the Funds.

Following discussions held on September 23, 2020, October 22, 2020, October 27, 2020, December 23, 2020, and January 5, 2021, the Board of Trustees (“Board”) of the Stadion Trust unanimously approved an Agreement and Plan of Reorganization (the “Plan”), pursuant to which each Stadion Fund has been reorganized with and into a newly formed series (each, an “NSI Fund”) of the North Square Investments Trust, a Delaware statutory trust (“NSI Trust”), with the NSI Funds being the surviving funds for accounting and performance purposes (the “Transaction”). The Transaction, which was recommended by Stadion Money Management, LLC, the investment adviser to each Stadion Fund (“Stadion”), has resulted in: (i) all of the assets of each Stadion Fund being transferred to the corresponding NSI Fund; (ii) the NSI Fund assuming all liabilities, expenses, costs, charges and reserves of the corresponding Stadion Fund, in exchange for full and fractional shares of beneficial interest of the applicable class of the corresponding NSI Fund (“NSI Shares”), and (iii) the NSI Shares being distributed immediately after the closing of the Transaction by each Stadion Fund to its shareholders in liquidation of such Stadion Fund.

Following the Transaction, the investment adviser to each Reorganized Fund is NSI. Founded in 2018, NSI is an independent, multi-boutique investment firm dedicated to delivering differentiated active investment strategies to the market, with a principal location at 10 South LaSalle Street, Suite 1925, Chicago, IL 60603. NSI has engaged, on behalf of each Reorganized Fund, NSI Retail Advisors, LLC (“NSIRA”), a limited liability company formed in Delaware and an affiliate of NSI, to serve as a sub-adviser to each NSI Fund.

The investment objective, principal investment strategies, policies and risks of each NSI Fund are the same or substantially similar to those of the corresponding Fund. Additionally, Stadion’s portfolio management team has transitioned to NSIRA, and therefore the portfolio management team of each Stadion Fund has remained the same immediately following the Transaction. The Transaction was tax-free for each Stadion Fund and its shareholders (which means that no gain or loss would be recognized directly by the Stadion Fund or its shareholders as a result of the Transaction).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the Funds’ significant accounting policies used in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Funds are considered investment companies for financial reporting purposes under GAAP and follow the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

Security Valuation: The Funds' investments in securities are carried at market value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of the time regular trading closes on the New York Stock Exchange (normally, 4:00 p.m. Eastern Time). Securities traded in the NASDAQ market are valued at the NASDAQ Official Closing Price. Other securities, including listed securities for which no sale was reported on that date, are valued at the most recent bid price. Open-end investment companies, including money market funds, are valued at the net asset value reported by such registered open-end investment companies. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. Options are valued at the mean of the National Best Bid and Offer (NBBO) prices as determined by the Options Pricing Reporting Authority (ORPA) (which is the best bid and offer price across the option exchanges). If no bid price is readily available, then the option will be valued at the mean of the last quoted ask price and $0.00. If: (i) no bid price is readily available, and (ii) no ask price is readily available, then the option will be valued at the last valid NBBO mean price. Notwithstanding the foregoing, an option may be valued using Fair Valuation when reliable last NBBO prices as of the Valuation Time are not readily available. Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Funds' normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Board of Trustees (the "Trustees") and will be classified as Level 2 or 3 within the fair value hierarchy (see below), depending on the inputs used. Fair value pricing may be used, for example, in situations where (i) a portfolio security is so thinly traded that there have been no transactions for that security over an extended period of time; (ii) an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value of the portfolio security prior to the Funds' net asset value calculations; (iii) the exchange on which the portfolio security is principally traded closes early; or (iv) trading of the portfolio security is halted during the day and does not resume prior to the Funds' net asset value calculations. A portfolio security's "fair value" price may differ from the price next available for that portfolio security using the Funds' normal pricing procedures. GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires certain disclosures about fair value measurements.

30	www.stadionfunds.com

Stadion Investment Trust	Notes to Financial Statements

May 31, 2021

Valuation of Fund of Funds: Funds may operate as funds of funds whose investments include a portfolio of open-end investment companies. As indicated above, open-end investment companies are valued at their respective net asset values as reported by such investment companies. Open-end investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value based on the methods established by the board of directors of the open-end investment companies.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires certain disclosures about fair value measurements.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs

Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value each Fund’s investments as of May 31, 2021 by security type:

Tactical Growth Fund

	Valuation Inputs
	Level 1	Level 2	Level 3	Total
Investments in Securities at Value
Exchange-Traded Funds	$555,607,002	$–	$–	$555,607,002
Money Market Funds	40,927,533	–	–	40,927,533
Total Investments in Securities	$596,534,535	$–	$–	$596,534,535

Tactical Defensive Fund

	Valuation Inputs
	Level 1	Level 2	Level 3	Total
Investments in Securities at Value
Exchange-Traded Funds	$78,353,995	$–	$–	$78,353,995
Money Market Funds	18,059,880	–	–	18,059,880
Total Investments in Securities	$96,413,875	$–	$–	$96,413,875

Trilogy Alternative Return Fund

	Valuation Inputs
	Level 1	Level 2	Level 3	Total
Investments in Securities at Value
Common Stocks*	$16,059,964	$–	$–	$16,059,964
Exchange-Traded Funds	25,019,387	–	–	25,019,387
Purchased Option Contracts	–	5,343,415	–	5,343,415
Money Market Funds	649,800	–	–	649,800
Total Investments in Securities	$41,729,151	$5,343,415	$–	$47,072,566

*	See Schedule of Investments for Common Stocks determined by sector and industry.

There were no Level 3 securities held in any of the Funds during the year ended May 31, 2021.

Share Valuation: The net asset value per share of each class of shares of each Fund is calculated daily by dividing the total value of the assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding.

Annual Report | May 31, 2021	31

Stadion Investment Trust	Notes to Financial Statements

May 31, 2021

Securities Transactions and Investment Income: Security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

Option Transactions: The Funds may purchase and write put and call options on broad-based U.S. and International stock indices or ETFs that replicate the performance of broad-based U.S. and International stock indices as well as short term futures ETFs and bond ETFs. When held, the Funds use option contracts on broad-based U.S. and International stock indices for the purpose of seeking to generate return and manage risk exposure among varying market conditions.

Exchange-Traded Funds (“ETFs”): The Funds may invest in ETFs, which are funds whose shares are traded on a national exchange. ETFs may be based on underlying equity or fixed income securities, as well as commodities or currencies. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit then sells the individual shares on a secondary market. Although similar diversification benefits may be achieved through an investment in another investment company, ETFs generally offer greater liquidity and lower expenses. Because an ETF incurs its own fees and expenses, shareholders of a fund investing in an ETF will indirectly bear those costs. Such funds will also incur brokerage commissions and related charges when purchasing or selling shares of an ETF. Unlike typical investment company shares, which are valued once daily, shares in an ETF may be purchased or sold on a securities exchange throughout the trading day at market prices.

Allocation Between Classes: Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation are allocated daily to each class of shares based upon its proportionate share of total net assets of the respective Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses which are not attributable to a specific class are allocated daily to each class of shares based upon its proportionate share of total net assets of the respective Fund.

Distributions to Shareholders: Each of the Funds may distribute its net investment income to its shareholders quarterly, but, in any event, expects to distribute substantially all of its net investment income to its shareholders at least annually. Net realized gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature and are primarily due to losses deferred due to wash sales and tax treatment of short term capital gains. Dividends and distributions are recorded on the ex-dividend date.

Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, the disclosure of contingent assets and liabilities, and revenues and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes: It is each Fund’s policy to continue to comply with the special provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

3. SECURITY TRANSACTIONS

During the year ended May 31, 2021, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments and U.S. government securities, amounted to:

	Tactical Growth Fund	Tactical Defensive Fund
Purchases	$399,046,426	$251,954,129
Sales	$386,777,865	$272,871,073

Trilogy Alternative Return Fund
Purchases	$5,711,609
Sales	$14,247,634

4. TAX MATTERS

The tax character of distributions made during the year ended May 31, 2021 and May 31, 2020 was as follows:

	Ordinary Income	Long-term Capital Gains	Tax Return of Capital	Total Distributions
Tactical Growth Fund
5/31/2021	$76,516	$–	$–	$76,516
5/31/2020	2,805,309	22,307,569	–	25,112,878
Tactical Defensive Fund
5/31/2021	$–	$–	$–	$–
5/31/2020	393,542	–	–	393,542
Trilogy Alternative Return Fund
5/31/2021	$422,627	$–	$42,485	$465,112
5/31/2020	1,040,637	–	–	1,040,637

32	www.stadionfunds.com

Stadion Investment Trust	Notes to Financial Statements

May 31, 2021

Reclassifications:

As of May 31, 2021, the following differences between book and tax accounting were reclassified. These differences had no effect on net assets:

Fund	Paid-in capital	Distributable Earnings
Tactical Growth Fund	$–	$–
Tactical Defensive Fund	(259,996)	259,996
Trilogy Alternative Return Fund	–	–

Tax Basis of Investments:

As of May 31, 2021, the aggregate cost of investments and other financial instruments, gross unrealized appreciation (depreciation) and net unrealized appreciation for Federal tax purposes was as follows:

Tactical Growth Fund
Tax cost of portfolio investments	$434,032,577
Gross unrealized appreciation	$162,542,863
Gross unrealized depreciation	(40,905)
Net unrealized appreciation	$162,501,958

Tactical Defensive Fund
Tax cost of portfolio investments	$85,453,434
Gross unrealized appreciation	$10,960,441
Gross unrealized depreciation	–
Net unrealized appreciation	$10,960,441

Trilogy Alternative Return Fund
Tax cost of portfolio investments	$37,110,316
Gross unrealized appreciation	$14,797,594
Gross unrealized depreciation	(4,835,344)
Net unrealized appreciation	$9,962,250

The difference between the federal income tax cost of portfolio investments and other financial instruments and the financial statement cost for Tactical Growth Fund, Tactical Defensive Fund and Trilogy Alternative Return Fund is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are due to the tax deferral of losses on wash sales and certain market to market adjustments.

Components of Earnings:

At May 31, 2021, components of distributable earnings (accumulated deficit) on a tax basis were as follows:

	Tactical Growth Fund	Tactical Defensive Fund	Trilogy Alternative Return Fund
Undistributed ordinary income	$19,279,146	$–	$–
Accumulated capital gains (losses) on investments	8,624,965	(21,223,105)	(2,921,468)
Net unrealized appreciation on investments	162,501,958	10,960,441	9,962,250
Other cumulative effect of timing differences	–	(496,296)	–
Total	$190,406,069	$(10,758,960)	$7,040,782

Capital Loss Carryforward:

As of May 31, 2021, the Funds have the following capital loss carryforwards. These capital losses carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

Capital loss carryovers used during the year ending May 31, 2021 were:

Fund	Amount
Tactical Defensive Fund	$1,612,456
Trilogy Alternative Return Fund	1,427,473

Under current law, capital losses maintain their character as short- term or long-term and are carried forward to the next tax year without expiration. As of May 31, 2021, the following amounts are available as carry forwards to the next tax year:

Fund	Short-Term	Long-Term
Tactical Defensive Fund	$17,480,557	$3,187,786
Trilogy Alternative Return Fund	2,921,468	–

Capital Losses arising in the post-October period of the current fiscal year may be deferred to the next fiscal year if the fund elects to defer the recognition of these losses. When this election is made, any losses recognized during the period are treated as having occurred on the first day of the next fiscal year separate from and in addition to the application of normal capital loss carry forwards as described above.

Annual Report | May 31, 2021	33

Stadion Investment Trust	Notes to Financial Statements

May 31, 2021

The Funds elect to defer to the tax year ending May 31, 2022, capital losses recognized during the period November 1, 2020 to May 31, 2021 in the amount of:

Fund	Amount
Tactical Defensive Fund	$554,762

The Funds elect to defer to the tax year ending May 31, 2022, late year ordinary losses recognized in the amount of:

Fund	Amount
Tactical Defensive Fund	$496,296

As of and during the year ended May 31, 2021, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

5. TRANSACTIONS WITH AFFILIATES

Investment Advisory Agreements

Each Fund’s investments have been managed by Stadion Money Management, LLC (the “Advisor”) under the terms of an Investment Advisory Agreement (the “Advisory Agreements”). Under the Advisory Agreements, each Fund has agreed to pay the Advisor an investment advisory fee at an annual rate of 1.25% of its average daily net assets up to $150 million, 1.00% of such assets over $150 million up to $500 million, and 0.85% of such assets over $500 million.

The Advisor has entered into an Expense Limitation Agreement with the Tactical Growth Fund under which it has agreed to waive its fees and to assume other expenses of the Fund, if necessary, in an amount that limits the annual operating expenses of Class A shares, Class C shares, and Class I shares of the Fund (exclusive of interest, taxes, brokerage commissions, extraordinary expenses, "acquired fund fees and expenses"; and amounts, if any, payable pursuant to the plan adopted in accordance with Rule 12b-1) to not more than 1.30% of the average daily net assets allocable to each Class until October 1, 2021. As a result of a reorganization that was completed after the close of business on June 11, 2021, the Tactical Growth Fund is now the North Square Tactical Growth Fund. The new Fund's Expense Limitation Agreement is in effect until January 19, 2023.

The Advisor has entered into an Expense Limitation Agreement with respect to the Tactical Defensive Fund under which it has agreed to waive its fees and to assume other expenses of the Funds, if necessary, in an amount that limits the annual operating expenses of Class A shares, Class C shares, and Class I shares of the Funds (exclusive of interest, taxes, brokerage commissions, extraordinary expenses, "acquired fund fees and expenses"; and amounts, if any, payable pursuant to the plan adopted in accordance with Rule 12b-1) to not more than 1.70% of the average daily net assets allocable to each Class until October 1, 2021. As a result of a reorganization that was completed after the close of business on June 11, 2021, the Tactical Defensive Fund is now the North Square Tactical Defensive Fund. The new Fund's Expense Limitation Agreement is in effect until January 19, 2023.

The Advisor has entered into an Expense Limitation Agreement with respect to the Trilogy Alternative Return Fund under which it has agreed to waive its fees and to assume other expenses of the Fund, if necessary, in an amount that limits the annual operating expenses of Class A shares, Class C shares, and Class I shares of the Fund (exclusive of interest, taxes, brokerage commissions, extraordinary expenses, "acquired fund fees and expenses"; and amounts, if any, payable pursuant to the plan adopted in accordance with Rule 12b-1) to not more than 1.38% of the average daily net assets allocable to each Class until October 1, 2021. As a result of a reorganization that was completed after the close of business on June 11, 2021, the Trilogy Alternative Return Fund is now the North Square Trilogy Alternative Return Fund. The new Fund's Expense Limitation Agreement is in effect until January 19, 2023.

Accordingly, during the year ended May 31, 2021, the Advisor waived fees and reimbursed expenses as follows:

	Tactical Growth Fund	Trilogy Alternative Return Fund
Expenses waived by Advisor	$(125,966)	$(193,170)
Recoupment of previously waived fees	23,172	–
Total	$(102,794)	$(193,170)

During the year ended May 31, 2021, there were no advisory fees waived or expenses reimbursed by the Advisor for the Tactical Defensive Fund.

It is expected that the Expense Limitation Agreements will continue from year-to-year, provided such continuance is approved by the Trustees.

If the Advisor so requests, the Advisor may recapture from the Tactical Growth Fund any Tactical Growth Fund operating expenses waived or reimbursed by the Advisor pursuant to the Tactical Growth Fund’s Expense Limitation Agreement that had the effect of reducing Fund Operating Expenses from 1.70% (or lower) to 1.30% from the time the Tactical Growth Fund initially incurred, or the Advisor initially waived or reimbursed, such expenses for a period of three years; provided, however, that the total annual Fund Operating Expenses for the applicable following year, after giving effect to the repayment, shall not exceed 1.30% of the average daily net assets of the Fund (or any lower expense limitation or limitations to which the parties may otherwise agree).

If the Advisor so requests, the Advisor may recapture from the Trilogy Alternative Return Fund any Trilogy Alternative Return Fund operating expenses waived or reimbursed by the Advisor pursuant to the Trilogy Alternative Return Fund’s Expense Limitation Agreement that had the effect of reducing Fund Operating Expenses from 1.70% (or lower) to 1.38% from the time the Trilogy Alternative Return Fund initially incurred, or the Advisor initially waived or reimbursed, such expenses for a period of three years; provided, however, that the total annual Fund Operating Expenses for the applicable following year, after giving effect to the repayment, shall not exceed 1.38% of the average daily net assets of the Fund (or any lower expense limitation or limitations to which the parties may otherwise agree).

34	www.stadionfunds.com

Stadion Investment Trust	Notes to Financial Statements

May 31, 2021

As of May 31, 2021, the balance of recoupable expenses for the Tactical Growth Fund and the Trilogy Alternative Return Fund was as follows:

Fund	2022	2023	2024	Total
Tactical Growth Fund	$138,350	$158,894	$125,966	$423,210
Trilogy Alternative Return Fund	225,715	188,692	193,170	607,577

As part of the reorganization the Advisor of the Reorganized Funds is not eligible to recoup any of the amounts illustrated in the chart above.

The Chief Compliance Officer of the Trust is an employee of the Advisor. The Trust reimburses the Advisor 50% of the employee’s annual base salary for the services provided by the Chief Compliance Officer of the Trust. Each Fund bears a proportionate share of this fee based on an allocation approved by the Trustees.

Certain Trustees and officers of the Trust are also officers of the Advisor.

Fund Accounting and Administration Agreement

ALPS Fund Services, Inc. (“ALPS” and the “Administrator”) provides administrative, fund accounting and other services to the Funds under the Administration, Bookkeeping and Pricing Services Agreement with the Trust. The Funds pay ALPS customary fees for providing these services.

Transfer Agent and Shareholder Services Agreement

ALPS serves as transfer, dividend paying and shareholder servicing agent for the Funds (the “Transfer Agent”) under a Transfer Agency and Services Agreement with the Trust. The Funds pay ALPS customary fees for providing these services.

Distribution Plan

The Trust has adopted plans of distribution (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act that permit Class A shares and Class C shares of each Fund to directly incur or reimburse the Funds’ principal underwriter for certain expenses related to the distribution of its shares. The annual limitation for payment of expenses pursuant to the Plans is 0.25% of each Fund’s average daily net assets attributable to Class A shares and 1.00% of each Fund’s average daily net assets attributable to Class C shares. The Trust has not adopted a plan of distribution with respect to Class I shares. The expenses of the Plans are reflected as distribution fees in the Statements of Operations of the Funds.

Distribution Agreement

ALPS Distributors, Inc. (“ADI” or the “Distributor”) acts as the distributor of the Funds’ shares pursuant to a Distribution Agreement with the Trust. Under the terms of a Distribution Agreement with the Trust, the Distributor provides distribution services to the Trust and serves as principal underwriter to the Funds. ADI receives no compensation from the Funds. ADI is the distributor of the Fund's through the reorganization on June 11, 2021.

6. DERIVATIVE TRANSACTIONS

Derivative Instruments and Hedging Activities: The following discloses the Funds' use of derivative instruments and hedging activities.

The Funds’ investment objectives not only permit the Funds to purchase investment securities, they also allow certain Funds to enter into various types of derivative contracts such as purchased and written options. In doing so, the Funds will employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors: In pursuit of their investment objectives, the Funds may seek to use derivatives to increase or decrease their exposure to the following market risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Interest Rate Risk: Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce market value of fixed income investments and a decline in general interest rates will tend to increase the value of such investments. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Risk of Investing in Derivatives: The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Funds to increase their market value exposure relative to their net assets and can substantially increase the volatility of the Funds’ performance.

Annual Report | May 31, 2021	35

Stadion Investment Trust	Notes to Financial Statements

May 31, 2021

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds.

Futures: Certain Funds may invest in futures contracts in accordance with their investment objectives. Each Fund does so for a variety of reasons, including for cash management, hedging or non-hedging purposes in an attempt to achieve investment returns consistent with the Fund’s investment objective. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Futures transactions may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, a Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange-traded futures, there is minimal counterparty credit risk to the Funds since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to a Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each day a Fund may pay or receive cash, called “variation margin,” equal to the daily change in value of the futures contract. Such payments or receipts are recorded for financial statement purposes as unrealized gains or losses by a Fund. Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between a Fund and the broker of the amount one would owe the other if the futures contract expired. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. No Funds invested in futures contracts during the year ended May 31, 2021.

Option Writing/Purchasing: Certain Funds may write or purchase option contracts to adjust risk and return of their overall investment positions. When a Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options that expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or loss on investment transactions. Risks from entering into option transactions arise from the potential inability of counterparties to meet the terms of the contracts, the potential inability to enter into closing transactions because of an illiquid secondary market and from unexpected movements in security values.

The locations in the Statements of Assets and Liabilities of Trilogy Alternative Return Fund’s derivative positions are as follows:

Risk Exposure	Statements of Assets and Liabilities Location	Fair Value of Asset Derivatives
Trilogy Alternative Return Fund
Equity Contracts (Purchased Options)	Investments in securities: At value	$5,343,415
		$5,343,415

For the Trilogy Alternative Return Fund the average option month-end notional value purchased and written during the year ended May 31, 2021, were $176,947,095 and $152,462,418, respectively.

36	www.stadionfunds.com

Stadion Investment Trust	Notes to Financial Statements

May 31, 2021

Trilogy Alternative Return Fund’s transactions in derivative instruments during the year ended May 31, 2021, are recorded in the following locations in the Statement of Operations:

Risk Exposure	Statements of Operations Location	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Gain (Loss) on Derivatives Recognized in Income
Trilogy Alternative Return Fund
Equity Contracts (Purchased Options)	Net realized gains (losses) from investments/Net change in unrealized appreciation on investments	$596,297	$(965,586)
Equity Contracts (Written Options)	Net realized losses from written option contracts/Net change in unrealized appreciation on written option contracts	(878,510)	42,292
Total		$(282,213)	$(923,294)

Tactical Growth Fund and Tactical Defensive Fund had no transactions in derivative instruments during the year ended May 31, 2021.

7. CAPITAL SHARE TRANSACTIONS

Proceeds and payments on capital shares as shown in the Statements of Changes in Net Assets are the result of the following capital share transactions for the periods shown:

	For the Year Ended May 31, 2021	For the Year Ended May 31, 2020
Tactical Growth Fund - Class A
Shares sold	801,246	1,099,408
Shares issued in reinvestment of distributions to shareholders	–	315,824
Shares redeemed	(1,285,728)	(1,851,506)
Net decrease in shares outstanding	(484,482)	(436,274)
Shares outstanding beginning of year	6,899,601	7,335,875
Shares outstanding end of year	6,415,119	6,899,601

Tactical Growth Fund - Class C
Shares sold	575,511	819,125
Shares issued in reinvestment of distributions to shareholders	–	397,812
Shares redeemed	(1,623,365)	(2,150,055)
Net decrease in shares outstanding	(1,047,854)	(933,118)
Shares outstanding beginning of year	8,479,491	9,412,609
Shares outstanding end of year	7,431,637	8,479,491

Tactical Growth Fund - Class I
Shares sold	4,556,239	5,780,085
Shares issued in reinvestment of distributions to shareholders	4,578	1,193,318
Shares redeemed	(5,366,351)	(9,391,847)
Net decrease in shares outstanding	(805,534)	(2,418,444)
Shares outstanding beginning of year	26,229,382	28,647,826
Shares outstanding end of year	25,423,848	26,229,382

Annual Report | May 31, 2021	37

Stadion Investment Trust	Notes to Financial Statements

May 31, 2021

	For the Year Ended May 31, 2021	For the Year Ended May 31, 2020
Tactical Defensive Fund - Class A
Shares sold	172,123	227,192
Shares issued in reinvestment of distributions to shareholders	–	6,707
Shares redeemed	(318,633)	(533,201)
Net decrease in shares outstanding	(146,510)	(299,302)
Shares outstanding beginning of year	1,492,528	1,791,830
Shares outstanding end of year	1,346,018	1,492,528

Tactical Defensive Fund - Class C
Shares sold	40,693	68,887
Shares issued in reinvestment of distributions to shareholders	–	5,401
Shares redeemed	(429,756)	(413,278)
Net decrease in shares outstanding	(389,063)	(338,990)
Shares outstanding beginning of year	1,191,703	1,530,693
Shares outstanding end of year	802,640	1,191,703

Tactical Defensive Fund - Class I
Shares sold	232,382	663,731
Shares issued in reinvestment of distributions to shareholders	–	15,601
Shares redeemed	(1,137,019)	(992,900)
Net decrease in shares outstanding	(904,637)	(313,568)
Shares outstanding beginning of year	3,650,554	3,964,122
Shares outstanding end of year	2,745,917	3,650,554

	For the Year Ended May 31, 2021	For the Year Ended May 31, 2020
Trilogy Alternative Return Fund - Class A
Shares sold	50,787	51,938
Shares issued in reinvestment of distributions to shareholders	1,755	5,649
Shares redeemed	(68,468)	(266,195)
Net decrease in shares outstanding	(15,926)	(208,608)
Shares outstanding beginning of year	247,909	456,517
Shares outstanding end of year	231,983	247,909

Trilogy Alternative Return Fund - Class C
Shares sold	32,676	24,541
Shares issued in reinvestment of distributions to shareholders	1,330	6,809
Shares redeemed	(127,285)	(252,625)
Net decrease in shares outstanding	(93,279)	(221,275)
Shares outstanding beginning of year	514,237	735,512
Shares outstanding end of year	420,958	514,237

Trilogy Alternative Return Fund - Class I
Shares sold	488,813	498,579
Shares issued in reinvestment of distributions to shareholders	37,646	84,972
Shares redeemed	(1,111,480)	(1,653,395)
Net decrease in shares outstanding	(585,021)	(1,069,844)
Shares outstanding beginning of year	3,961,763	5,031,607
Shares outstanding end of year	3,376,742	3,961,763

38	www.stadionfunds.com

Stadion Investment Trust	Notes to Financial Statements

May 31, 2021

8. COMMITMENTS AND CONTINGENCIES

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

9. UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

As of May 31, 2021, the Tactical Defensive Fund seeks to achieve its investment objectives by investing a portion of its assets in the SPDR® Portfolio S&P 500® ETF and the SPDR® S&P 500® ETF. SPDR® Portfolio S&P 500® ETF and the SPDR® S&P 500® ETF were established as a New York statutory trust and are registered under the Investment Company Act of 1940, as amended. The Fund may redeem its investments from SPDR® Portfolio S&P 500® ETF and the SPDR® S&P 500® ETF at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so. The latest financial statements for SPDR® Portfolio S&P 500® ETF and SPDR® S&P 500® ETF can be found at www.sec.gov.

The Fund's performance may be directly affected by the performance of SPDR® Portfolio S&P 500® ETF and SPDR® S&P 500® ETF. As of May 31, 2021, the percentage of net assets invested in SPDR® Portfolio S&P 500® ETF and SPDR® S&P 500® ETF Trust by the Tactical Defensive Fund were 27.51% and 25.06%, respectively.

10. SUBSEQUENT EVENTS

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.

As a result of a reorganization that was completed after the close of business on June 11, 2021, the Stadion Tactical Growth Fund, the Stadion Tactical Defensive Fund, and the Stadion Trilogy Alternative Return Fund (the “Reorganized Funds”) are now the North Square Tactical Growth Fund, the North Square Tactical Defensive Fund, and the North Square Trilogy Alternative Return Fund, respectively. For any additional information on the Funds please contact the Funds' Transfer Agent at 855-551-5521.

Annual Report | May 31, 2021	39

Stadion Investment Trust	Report of Independent Registered Public Accounting Firm

May 31, 2021

To the Board of Trustees of Stadion Investment Trust

and the Shareholders of Stadion Tactical Growth Fund, Stadion Tactical Defensive Fund,

and Stadion Trilogy Alternative Return Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Stadion Tactical Growth Fund, Stadion Tactical Defensive Fund, and Stadion Trilogy Alternative Return Fund, each a series of shares of beneficial interest in Stadion Investment Trust (the “Funds”), including the schedules of investments, as of May 31, 2021, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the financial highlights for each of the years in the five-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of May 31, 2021, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2021 by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Stadion Investment Trust since 2005.

Philadelphia, Pennsylvania

July 29, 2021

40	www.stadionfunds.com

Stadion Investment Trust	Results of Special Meeting of Shareholders

May 31, 2021 (Unaudited)

The special meeting of the shareholders of each of the Stadion Funds was held on June 10, 2021. The matters voted on by the shareholders of record of each Fund as of June 10, 2021 and the results of the vote at the shareholder meetings held June 10, 2021 are as follows:

To approve an Agreement and Plan of Reorganization pursuant to which each of the Stadion Funds (The “Acquired Funds”) would be reorganized with and into the corresponding, newly created series of the North Square Investments Trust.

	Outstanding Shares ("O/S")	Total Shares Voted	% of O/S Voted	Affirmative	%	Against	%	Abstain	%
Stadion Tactical Growth Fund	39,813,871	20,799,144	52.24	15,857,101	76.24	368,182	1.77	973,140	4.68
Stadion Tactical Defensive Fund	5,207,780	2,720,489	52.24	2,551,111	93.77	35,345	1.3	134,033	4.93
Stadion Trilogy Alternative Return Fund	4,151,494	2,755,585	66.38	2,418,130	87.75	24,845	0.9	312,609	11.34

Annual Report | May 31, 2021	41

Stadion Investment Trust	Additional Information

May 31, 2021 (Unaudited)

OTHER INFORMATION

The Trust files a complete listing of portfolio holdings of the Funds with the SEC as of the end of the first and third quarters of each fiscal year on Form N-PORT. The filings are available free of charge, upon request, by calling 1-866-383-7636. Furthermore, you may obtain a copy of these filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-PORT may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-866-383-7636, or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-866-383-7636, or on the SEC’s website at http://www.sec.gov.

42	www.stadionfunds.com

Stadion Investment Trust	Board of Trustees and Executive Officers

May 31, 2021 (Unaudited)

STADION INVESTMENT TRUST

BOARD OF TRUSTEES AND EXECUTIVE OFFICERS1

The Board of Trustees has overall responsibility for management of the Trust’s affairs. The Trustees serve during the lifetime of Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The officers have been elected for an annual term. The Fund’ SAI includes additional information about the Trustees and is available without charge upon request by calling 1-866-383-7636 or on the Fund’ website, www.stadionfunds.com. The Independent Trustees of the Trust received aggregate compensation of $82,500 during the fiscal year ended May 31, 2020 for their services to the Funds and Trust. Interested Trustees and Officers did not receive compensation from the Funds for the services to the Funds and the Trust. The following are the Trustees and executive officers of the Trust:

Name and Year of Birth	Position(s) held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INDEPENDENT TRUSTEES
James M. Baker (1952)	Trustee	Since June 2003	Mr. Baker has been the President of Baker & Lassiter, Inc. (real estate development and management) since 1994.	3	Mr. Baker serves as a director of Resurgens Bank, a closely held state chartered bank.
Norman A. McLean (1954)	Trustee	Since June 2003	Mr. McLean has been the Director of Marketing/Public Relations for St. Mary’s Health Care System (health care) since September 2005.	3	None
Ronald C. Baum (1941)	Trustee	Since July 2011	Mr. Baum was a Managing Partner for the Atlanta office of Grant Thornton LLP (public accounting firm) from 1987 through 2002.	3	None
Gregory L. Morris (1948)	Trustee and Chairman	Since June 2007	Mr. Morris was a portfolio manager of the Advisor and its predecessor firm (Stadion Money Management, Inc.) from November 2004 to September 2014 and is a member of the Advisor’s investment committee.	3	None
INTERESTED TRUSTEE**
Judson P. Doherty (1969)	Trustee, Chief Executive Officer, President (Principal Executive Officer)	CEO since June 2006 Trustee since February 2020	Mr. Doherty has been Chief Executive Officer since April 2015 and President of the Advisor and its predecessor firm (Stadion Money Management, Inc.) since 2007. He was Chief Financial Officer of Stadion Money Management, Inc. from 2001 until 2011 and Chief Compliance Officer of Stadion Money Management, Inc. and the Trust from 2004 to 2010. He is also a member of the Advisor’s investment committee.	3	None

Annual Report | May 31, 2021	43

Stadion Investment Trust	Board of Trustees and Executive Officers

May 31, 2021 (Unaudited)

Name and Year of Birth	Position(s) held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
OTHER EXECUTIVE OFFICERS
Duane L. Bernt (1970)	Treasurer (Principal Financial Officer)	Since October 2012	Mr. Bernt has been the Chief Financial Officer of the Advisor since 2011. Previously, he was a Senior Vice President of Lincoln Financial Group (a financial services firm) from 1998 to 2011.	n/a	None
Michael D. Isaac (1975)	Chief Compliance Officer and Secretary	Chief Compliance Officer Since April 2010 Secretary Since June 2020	Mr. Isaac has been the Chief Compliance Officer of the Advisor and its predecessor firm (Stadion Money Management, Inc.) since 2010. Previously, he was Chief Compliance Officer of J.P. Turner & Company LLC (a broker/dealer) from 2006 to 2010.	n/a	None
Madeline Arment (1989)	Assistant Treasurer	Since November 2018	At ALPS Fund Services, Ms. Arment has served as Fund controller since 2018 and numerous roles in the tax department from 2012 to 2016. She previously served as Manager of Investment Operations at Shelton Capital Management from 2016 to 2018.	n/a	None

[1]	Effective June 11, 2021, David Boon, Donald J. Herrema and Catherine A. Zaharis replaced the Independent Trustees. Mark Goodwin replaced the Interested Trustee and President. Alan E. Molotsky, Treasurer & Secretary; David J. Gaspar, Vice President; Douglas N. Tyre, Chief Compliance Officer replaced the Fund’s officers. Additional information about the Funds' Trustees and Officers is included in the North Square Investments Trust Semi-Annual Shareholder Report filed with the SEC on July 9, 2021.
*	The Fund Complex consists of the Stadion Tactical Growth Fund, Stadion Tactical Defensive Fund and Stadion Trilogy Alternative Return Fund.
**	Judson P. Doherty is an Interested Trustee because he is an employee of the Advisor.

44	www.stadionfunds.com

Stadion Investment Trust	Approval of Investment Advisory Agreements

May 31, 2021 (Unaudited)

At an in-person meeting held on February 22, 2021, at which all of the Trustees were present the Board of Trustees (the “Board”), including the Trustees who are not “interested persons,” as defined by the Investment Company Act of 1940 (the “1940 Act”), of the Trust (the “Independent Trustees”) voting separately, reviewed and approved the Investment Advisory Agreements (the “Advisory Agreements”) with the Advisor for the Stadion Tactical Growth Fund, the Stadion Tactical Defensive Fund and the Stadion Trilogy Alternative Return Fund (each a “Fund” and together, the “Funds”).

In the course of their deliberations, the Board was advised by legal counsel and the Independent Trustees were advised by independent legal counsel. The Board received and reviewed a substantial amount of information provided by the Advisor in response to requests of the Board and counsel. In considering the approval of the Advisory Agreements and reaching their conclusions with respect thereto, the Board reviewed and analyzed various factors that they determined were relevant, including the factors described below:

(i)	The nature, extent, and quality of the services provided by the Advisor. In this regard, the Board reviewed the services being provided by the Advisor to the Stadion Tactical Growth Fund, the Stadion Tactical Defensive Fund and the Stadion Trilogy Alternative Return Fund, including, without limitation, the nature and quality of the investment advisory services since each Fund’s inception, its coordination of services for the Funds by the Funds’ service providers, and its compliance procedures and practices. The Board noted that certain of the Trust’s executive officers are employees of the Advisor, and serve the Trust without additional compensation from the Funds. After reviewing the foregoing information and further information in the Advisor Memorandum, the Board concluded that the quality, extent, and nature of the services provided by the Advisor are satisfactory and adequate for the Funds.

(ii)	The investment performance of the Funds and Advisor. In this regard, the Board compared the performance of the Stadion Tactical Growth Fund, the Stadion Tactical Defensive Fund and the Stadion Trilogy Alternative Return Fund with the performance of each Fund’s benchmark indices and comparable peer group funds. The Board also considered the success and consistency of the Advisor’s management of each Fund in implementing the Fund’s investment objective and policies. The Board considered the performance of other funds identified by the Advisor as “competitor” funds, other funds in each Funds’ Morningstar category, and each Funds’ Morningstar ratings; however, the Board noted that comparisons with other funds in the Funds’ respective Morningstar categories are of limited benefit considering each Funds’ relatively unique investment approaches and the smaller total assets of the Funds compared to their peers. After consideration of the short and long-term investment performance of each Fund, the Advisor’s experience in managing the Funds and separate accounts, the continuity of the Advisor’s personnel and other factors, the Board concluded that the investment performance of the Funds and the Advisor was consistent with the Funds’ investment objective and policies and therefore satisfactory.

(iii)	The costs of the services to be provided and profits to be realized by the Advisor from its relationship with the Funds. In this regard, the Board considered the Advisor’s staffing, personnel, and methods of operating; the Advisor’s compliance policies and procedures; the financial condition of the Advisor and the level of commitment to the Funds and the Advisor by the principals of the Advisor; the asset levels of the Funds; the Advisor’s prior payment of startup costs for the Funds; and the overall expenses of the Funds, including certain fee waivers and expense reimbursements by the Advisor on behalf of the Funds. The Board discussed each Fund’s Expense Limitation Agreement with the Advisor, and considered the Advisor’s past fee waivers with respect to each Fund.

The Board also considered potential benefits to the Advisor in managing the Funds, including promotion of the Advisor’s name and the ability for the Advisor to place small accounts into the Funds. The Board compared the fees and expenses of each Fund (including the management fee) to a peer group of other funds comparable to the Fund. It was noted that, while the management fee and net expense ratio of each of the Funds were generally higher than the Morningstar category average, each Fund has a relatively unique investment approach and smaller assets under management, with comparable funds achieving better economics of scale, and therefore comparisons of the Funds’ expenses with other funds in the Funds’ respective Morningstar category were not necessarily appropriate. The Board also considered that each Fund’s size was smaller than many funds in their respective Morningstar category average. The Board also compared the fees paid by each Fund to fees paid by other funds identified by Advisor as “competitor” funds. The Board also compared the fees paid by each Fund to fees paid by other SMA clients of the Advisor, and considered the similarities and differences in the services received by such other clients as compared to the services received by the Funds. Following these comparisons and upon further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to the Advisor by Stadion Tactical Growth Fund, the Stadion Tactical Defensive Fund and the Stadion Trilogy Alternative Return Fund are appropriate and within the range of what would have been negotiated at arm’s length.

(iv)	The extent to which economies of scale would be realized as the Stadion Tactical Growth Fund, the Stadion Tactical Defensive Fund and the Stadion Trilogy Alternative Return Fund grow and whether management fee levels reflect these economies of scale for the benefit of each Fund’s investors. In this regard, the Board considered that each Fund’s fee arrangement with the Advisor involves both a management fee and an Expense Limitation Agreement. The Board considered that several Funds were currently experiencing benefits from the Fund’s Expense Limitation Agreement, and that several Funds have experienced benefits from its Expense Limitation Agreement in prior years. The Board also considered the benefit to the Funds of the existing fee breakpoints. Going forward, the Board noted that each Fund has the potential to benefit from economies of scale under its agreements with the Advisor and other service providers, and acknowledged that, due to the Advisor’s unique investment approach, expected benefits from improved economies of scale may be lessened because of the additional complexities faced by the Advisor even if assets under management increase. Following further discussion of the Funds’ asset levels, expectations for growth and levels of fees, the Board determined that the Funds’ fee arrangements with the Advisor continue to provide benefits through the Expense Limitation Agreement and that, at the Funds’ current and projected asset levels for the next year, the Funds’ arrangements with the Advisor are fair and reasonable.

Annual Report | May 31, 2021	45

Stadion Investment Trust	Approval of Investment Advisory Agreements

May 31, 2021 (Unaudited)

After full consideration of the above factors as well as other factors, the Board unanimously concluded that approval of the Advisory Agreements was in the best interest of the Funds and its shareholders. No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve the Advisory Agreements. Rather, the Trustees concluded, in light of their weighing and balancing all factors, that approval of the Advisory Agreements was in the best interest of the Funds and its shareholders

46	www.stadionfunds.com

Intentionally Left Blank

As a result of a reorganization that was completed after the close of business on June 11, 2021, the Stadion Tactical Growth Fund, the Stadion Tactical Defensive Fund, and the Stadion Trilogy Alternative Return Fund (the “Reorganized Funds”) are now the North Square Tactical Growth Fund, the North Square Tactical Defensive Fund, and the North Square Trilogy Alternative Return Fund, respectively. For any additional information on the Funds please contact the Funds’ Transfer Agent at 855-551-5521.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Stadion Funds (the “Funds”). This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus. Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested. Neither the Funds nor the Funds’ distributor is a bank.

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics has been filed with the Commission. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics. Pursuant to Item 2(f) of Form N-CSR the registrant has posted such code of ethics on its Internet website.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The name of the audit committee financial expert is Ronald C. Baum. Mr. Baum is “independent” for purposes of this Item. Mr. Baum was a Managing Partner for the Atlanta office of Grant Thornton LLP from 1987 through 2002.

Item 4.	Principal Accountant Fees and Services.

(a)           Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or were $44,000 and $58,000 with respect to the registrant’s fiscal years ended May 31, 2021 and 2020, respectively.

(b)           Audit-Related Fees. No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)           Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $7,500 and $8,000 with respect to each of the registrant’s fiscal years ended May 31, 2021 and 2020, respectively. The services comprising these fees are the preparation of the registrant’s federal and state income and federal excise tax returns, and assistance with distribution calculations.

(d)           All Other Fees.

(e)(1)      The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)      None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)           Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)          During the fiscal years ended May 31, 2021 and 2020, aggregate non-audit fees of $7,500 and $8,000, respectively, were billed by the registrant’s accountant for services rendered to the registrant. No non-audit fees were billed in either of the last two fiscal years by the registrant’s accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)           The principal accountant has not provided any non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Schedule filed with Item 1

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant does not have procedures in place to consider nominees recommended by shareholders. The registrant’s nominating committee generally will not consider nominees recommended by shareholders.

Item 11.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 13.	Exhibits.

(a)(1) The Code of Ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions is attached hereto as Exhibit 13(a)(1).

(a)(2) The certifications required by Item 13(a)(2) of Form N-CSR are filed herewith as Exhibit 99.CERT.

(b) The certifications pursuant to Rule 30a-2(b) under the Act (17 CFR 30a-2(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto as Exhibit 99.906CERT

EXHIBIT LIST

Exhibit 99.CODE ETH	Code of Ethics

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act
Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Stadion Investment Trust

By (Signature and Title)	/s/ Judson P. Doherty
Judson P. Doherty, President

Date:	August 3, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Judson P. Doherty
Judson P. Doherty, President and Principal Executive Officer

Date:	August 3, 2021

By (Signature and Title)	/s/ Duane L. Bernt
Duane L. Bernt, Treasurer and Principal Financial Officer

Date:	August 3, 2021